UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08846

Tributary Funds, Inc.
(Exact name of registrant as specified in charter)

Tributary Capital Management, LLC 1620 Dodge Street Omaha, Nebraska			68197
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson Fund Services 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 662-4203

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Tributary Funds®

Annual Report

March 31, 2015

Tributary Short-Intermediate Bond Fund

Institutional Class: FOSIX

Institutional Plus Class: FOSPX

Tributary Income Fund

Institutional Class: FOINX

Institutional Plus Class: FOIPX

Tributary Balanced Fund

Institutional Class: FOBAX

Institutional Plus Class: FOBPX

Tributary Growth Opportunities Fund

Institutional Class: FOGRX

Institutional Plus Class: FOGPX

Tributary Small Company Fund

Institutional Class: FOSCX

Institutional Plus Class: FOSBX

Notice to Investors

Shares of Tributary Funds:

• ARE NOT FDIC INSURED • MAY LOSE VALUE • HAVE NO BANK GUARANTEE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA. Northern Lights and the Tributary Funds’ investment adviser are not affiliated.

ANNUAL REPORT 2015

Dear Shareholder:

The fiscal year ending March 31, 2015 was a good one for the Tributary Funds.  We finished the year at $805 million in net assets, an increase of 17.8% from the prior year.  We saw strong growth and inflows in 4 of our 5 strategies.  Short-Intermediate Bond Fund net assets grew 7.0%, Income Fund 35.3%, Balanced Fund 18.7% and the Small Company Fund grew 30.2%.  We saw strong flows from our parent company, First National Bank, particularly into the Income Fund.  We also saw strong flows from our national platforms, including Charles Schwab and Fidelity, into our Small Company and Balanced Funds.  Since the end of 2008, we have more than doubled the asset base of our fund complex, growing from $369 million to $805 million in assets under management as of March 31, 2015.  We accomplished this growth even while absorbing the closing of two funds and the sale of a third, resulting in the loss of over $150 million in assets under management.

Since 2008, our strategic focus has changed along with the Mutual Fund landscape.  We have pared the offerings back from 8 to 5, to include only those strategies where we believe we have a true and demonstrated competitive advantage.  As the statistics bear out, we have made great progress since 2008, and have been executing well against this boutique style strategy.  We feel very good about the stability of our platform, and going forward, would expect that our growth will continue to come both from our parent company, as well as national platforms.  On a selective basis, we may add additional funds, but only in assets classes where we feel strongly that we have a competitive advantage and can produce a strong offering for our shareholders.

From a performance perspective, at the end of the first quarter, our Balanced Fund was rated 5 stars overall by Morningstar out of 787 Moderate Allocation funds.  Our Small Company and Growth Opportunities funds were rated 4 stars out of 620 Small Blend funds and 655 Mid-Cap Growth funds, respectively.  Our Short-Intermediate Bond and Income funds, which are very conservatively managed, have solid 3 star overall ratings from Morningstar out of 449 Short-Term Bond funds and 905 Intermediate-Term Bond funds, respectively.  Morningstar proprietary ratings reflect one-year risk-adjusted performance through March 31, 2015.

The investing landscape continues to be a bit puzzling, to say the least.  We are 6 years into a bull market in equities precipitated by the great real estate and mortgage debacle of 2007-2008, and the ensuing collapse in stock prices.  The U.S. Federal Reserve (“Fed”) has been unprecedented in its management of the U.S. economy since 2008, and the great question for all is the effect the withdrawal of all of this support by the Fed will have on both the fixed income and equity markets going forward.  Additionally, government spending over the last number of years has been very helpful in propping up our economy, but this tool is beginning to run out of steam.  This leaves the corporate sector and the consumer to pick up the slack to drive the economy forward.  The consumer, for the first time in many decades, appears to be using excess cash to pay down debt and save.  Although a good thing for the health of our country’s long term, with the consumer being about 2/3 of the U.S. economy, this creates a head wind for the growth of our economy in the near term.  Corporate America financially is as sound as it has ever been, with tremendously high levels of cash and very low amounts of debt.  It could provide tremendous benefits to our economy if business had the confidence to invest this cash in capital spending; items such as plant and equipment, new technology, etc.  Unfortunately, it appears that after a nice bounce from the pent up demand post 2008 recession, capital spending is beginning to slow.  In general, businesses appetite for taking risk is somewhat muted by the relatively strict regulatory environment currently in place, as well as the third highest marginal tax rate in the world, only behind Chad and the United Arab Emirates.

On a more positive note, the employment picture has shown significant improvement over the last several years.  Although there is some debate as to how the numbers are calculated, the trend is clearly positive.  What we haven’t yet seen is wage inflation as the job market becomes tighter, which is normally what it would take to begin moving inflation higher.  By some estimates, the recent 50% drop in oil prices has had the same effect as a $75 billion tax cut for our economy.  However, as I mentioned before, this money is not necessarily being spent, but rather saved or used to pay down debt.  The outlook for corporate profits continues to surprise to the positive, and though not stellar, continues to help drive stock prices higher.

The greatest mystery continues to be the incredibly low yields from bonds, government bonds in particular, with the 10-year Treasury Bond currently trading below 2%.  However, much of the developed world’s government bonds, including the United Kingdom, Italy, Spain, Canada, France, Germany and Japan are yielding even lower than the U.S.  As of February 6, 2015, the 10-year German Bond was trading at 0.37%, and Japan’s 10-year at 0.33%!

Going forward, stocks appear to be slightly higher than their long-term valuation, but bonds appear to be significantly overvalued.  As the Fed begins to extract itself from the markets, things could become somewhat interesting.  In our view, this is not the time to be making any large or aggressive bets on any particular asset class.  Stay well diversified.

Consistent with our heritage that we trace back to the founding of First National Bank’s Trust Company on February 14, 1929, we are long-term and patient investors.  We strive to offer the best returns possible while at the same time balancing these returns with a prudent risk profile.  We will continue to strive to deliver a competitive product to our shareholders.  We very much appreciate the trust you place in Tributary Funds.

Best regards,

Stephen R. Frantz

President

sfrantz@tributarycapital.com

© 2009 Morningstar, Inc. All Rights Reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Except as otherwise required by law, Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analysis or opinions or their use.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk- Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. For the period ended March 31, 2015, the Tributary Balanced Fund received 4, 5 and 5 stars out of 787, 697 and 444 Moderate Allocation funds for the three-, five- and ten-year periods, respectively; The Tributary Small Company Fund received 2, 3 and 5 stars out of 620, 559 and 360 Small Blend funds, respectively; The Tributary Growth Opportunities Fund received 3, 3 and 4 stars out of 655, 586 and 436 Mid-Cap Growth funds, respectively.  The Short-Intermediate Bond Fund received 4, 3 and 3 stars out of 449, 390 and 273 Short-Term Bond funds, respectively.  The Income Fund received 4, 4 and 3 stars out of 905, 803 and 584 Intermediate-Term Bond funds, respectively.

Morningstar proprietary ratings reflect one-year risk-adjusted performance through 03/31/2015. The ratings are subject to change every month. Morningstar ratings are calculated from the funds’ 3, 5 and 10-year returns (as applicable), with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a rating universe receive 5-stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

For performance to the most recent month end, please visit www.tributaryfunds.com or call (800) 662-4203.

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

ANNUAL REPORT 2015

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Manager Commentary

For the year ended March 31, 2015, Tributary Short-Intermediate Bond Fund returned 1.33% (Institutional Class at NAV) and 1.57% (Institutional Plus Class at NAV) compared to a 1.99% return of the Barclays U.S. Government/Credit 1-5 Year Index.

The U.S. Treasury yield curve flattened significantly over the past 12 months, with the 30-year yield falling over 100 basis points ("bps") and the 2-year yield rising nearly 14 bps during the year. This shift in the yield curve was the primary driver of the Fund's underperformance for the trailing 12-months, as our lower duration exposure in the 3-5 year maturity segment hurt relative performance. The Fund's lower weighted-average credit quality versus the benchmark also hindered performance for the year as BBB rated corporate bond yield spreads widened more than similar-maturity A rated issues. Offsetting these influences was the Fund's overall yield advantage and the exposure to non-agency mortgage backed securities ("MBS") and asset backed securities ("ABS") which performed well during the year. Commercial MBS was the best performing sector in the bond market, with an excess-return over similar-maturity Treasuries of nearly 0.80%, while agency residential MBS was the second-best sector with an excess return of 0.10%. As implied above, the weakest performing sector in the market was lower-quality, high-yield corporates, which posted a positive absolute return but lagged behind U.S. Treasuries by nearly 2.50%. Similar to high-yield, industrial and BBB rated corporates were also weak performers during the year, largely due to the very poor outlook in the energy sub-sector.

From a macro-viewpoint the primary drivers of bond market performance included the evolving outlook for U.S. Federal Reserve ("Fed") policy and the growing monetary policy divergence between the U.S. and the rest of the world, along with the dramatic decline in the price of crude oil. 2014 witnessed the end of the asset-purchase program in the U.S. and the mounting expectation that the Fed would soon begin raising short-term interest rates, perhaps as early as April or June 2015. At the other end of the policy continuum, the European Central Bank finally implemented its long-anticipated quantitative easing program to purchase Euro-area sovereign debt, leading to considerable weakening in the Euro exchange rate and rising Euro-area asset prices, both bonds and equities. The energy market added to the volatility, as crude oil prices tumbled over 50% from mid-2014 thru the first quarter of 2015 on the heels of weak demand and surging supply from U.S.-based shale producers. In addition to being a disinflationary force in the economy, energy exploration and production companies saw their projected cash flow drop dramatically, leading to much higher bond yields for the sector and fears of default in many lower-quality issuers. Given these factors, it is little surprise that the yield curve flattened significantly over the past 12 months.

During the year the Fund's sector allocation shifted toward high-quality spread product and away from government securities. Specifically, we increased exposure to the non-agency MBS and ABS sectors given relatively attractive yield and return profiles of these securities, which in our opinion have strong and often improving credit characteristics. Our corporate bond exposure ended the year essentially unchanged, although we performed bond swaps by extending out the curve in some names, and participated in more new-issues to capture value offered by the primary market. Our agency MBS allocation was slightly lower during the year as a natural result of paydowns, and we found little relative value in the space to replace the exposure. As mentioned above, our allocation to the U.S. Government sector was lower over the year. In terms of credit quality there was a slight drop in the overall credit rating, from AA- to A+, as the Fund reduced its U.S. Treasury holdings.

Looking forward, the bond market will (again) dance to the tune set by Fed statements and feedback loops between new economic data and policy timing. For our part, we believe economic growth will remain in the 2-2.5% range with a gradually tightening labor market and a still-benign inflationary environment. The Fed will likely begin removing accommodation later this year by raising short-term rates, but as recent statements have made clear, the pace is likely to be very slow and uneven. Given this, interest rates will likely be higher over the coming year, but we give little credence to prognosticators who foresee significantly higher rates in the immediate future.

With respect to the Fund's positioning, we continue to carry a lower duration than our stated benchmark, as we have done for the past few years. Our sector allocation has shifted more toward private-label, non-agency securitized product given the favorable risk/reward tradeoff we find in those sectors. Although corporate bond spreads have widened since last summer, bonds on the shorter-end remain fully valued and as such we are maintaining a neutral weighting in corporate credit. We continue to keep a modest exposure to the agency MBS sector for the yield benefit, while remaining underweight in the traditional U.S. Government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2015

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2015

Portfolio Composition as of March 31, 2015
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Non-U.S. Government Agency Asset-Backed Securities	43.3%
Corporate Bonds	25.5%
U.S. Treasury Securities	23.9%
U.S. Government Mortgage-Backed Securities	4.1%
Municipals	2.2%
Other	0.4%
Short Term Investments	0.6%
100.0%

Portfolio Analysis as of March 31, 2015
(Portfolio composition is subject to change)

Weighted Average Maturity:	3.6 years

Average Annual Total Returns for the Year Ended March 31, 2015*

	1 Year	5 Year	10 Year
Tributary Short-Intermediate Bond Fund - Institutional Class	1.33%	2.32%	3.27%
Barclays U.S. Government/Credit 1-5 Year Index	1.99%	2.18%	3.53%
Prospectus Expense Ratio (Gross/Net)†		1.02%/0.77%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.04%/0.79%
	1 Year	Since Inception††
Tributary Short-Intermediate Bond Fund - Institutional Plus Class	1.57%	0.76%
Prospectus Expense Ratio (Gross/Net)†		0.79%/0.54%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		0.80%/0.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated August 1, 2014. Net expense ratio is net of contractual waivers which are in effect from August 1, 2014 through July 31, 2015.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2005. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

Barclays U.S. Government/Credit 1-5 Year Index is an unmanaged index which measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2015

INCOME FUND (Unaudited)

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

For the year ended March 31, 2015, Tributary Income Fund returned 5.18% (Institutional Class at NAV) and 5.40% (Institutional Plus Class at NAV) compared to a 5.72% return for the Barclays U.S. Aggregate Bond Index.

The U.S. Treasury yield curve flattened significantly over the past 12 months, with the 30-year yield falling over 100 basis points (bps) and the 2-year yield rising nearly 14 bps during the year. This downdraft in the yield curve was the primary driver of the Fund's underperformance for the trailing 12-months, as our lower duration exposure hurt relative performance. The Fund's lower weighted-average credit quality versus the benchmark also hindered performance for the year as lower-rated corporate bond yield spreads widened more than higher-quality issues. Offsetting these influences was the Fund's overall yield advantage and the exposure to non-agency mortgage backed securities ("MBS") and asset backed securities ("ABS") which performed well during the year. Commercial MBS was the best performing sector in the bond market, with an excess-return over similar-maturity Treasuries of nearly 0.80%, while agency residential MBS was the second-best sector with an excess return of 0.10%. As implied above, the weakest performing sector in the market was lower-quality, high-yield corporates, which posted a positive absolute return but lagged behind U.S. Treasuries by nearly 2.50%. Similar to high-yield, industrial and BBB rated corporates were also weak performers during the year, largely due to the very poor outlook in the energy sub-sector.

From a macro-viewpoint the primary drivers of bond market performance included the evolving outlook for U.S. Federal Reserve ("Fed") policy and the growing monetary policy divergence between the U.S. and the rest of the world, along with the dramatic decline in the price of crude oil. 2014 witnessed the end of the asset-purchase program in the U.S. and the mounting expectation that the Fed would soon begin raising short-term interest rates, perhaps as early as April or June 2015. At the other end of the policy continuum, the European Central Bank finally implemented its longanticipated quantitative easing program to purchase Euro-area sovereign debt, leading to considerable weakening in the Euro exchange rate and rising Euro-area asset prices, both bonds and equities. The energy market added to the volatility, as crude oil prices tumbled over 50% from mid-2014 thru the first quarter of 2015 on the heels of weak demand and surging supply from U.S.-based shale producers. In addition to being a disinflationary force in the economy, energy exploration and production companies saw their projected cash flow drop dramatically, leading to much higher bond yields for the sector and fears of default in many lower-quality issuers. Given these factors, it is little surprise that the yield curve flattened significantly over the past 12 months.

During the year the Fund's sector allocation shifted toward high-quality spread product and away from government securities. Specifically, we increased exposure to the non-agency MBS and ABS sectors given relatively attractive yield and return profiles of these securities, which in our opinion have strong and often improving credit characteristics. Our corporate bond exposure ended the year essentially unchanged, although we performed bond swaps by extending out the curve in some names, and participated in more new-issues to capture value offered by the primary market. Our agency MBS allocation was slightly higher during the year as we added to our higher-coupon, 30-year pass-through position, although we continue to find limited relative value in the space. As mentioned above, our allocation to the U.S. Government sector was lower over the year. In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.

Looking forward, the bond market will (again) dance to the tune set by Fed statements and feedback loops between new economic data and policy timing. For our part, we believe economic growth will remain in the 2-2.5% range with a gradually tightening labor market and a still-benign inflationary environment. The Fed will likely begin removing accommodation later this year by raising short-term rates, but as recent statements have made clear, the pace is likely to be very slow and uneven. Given this, interest rates will likely be higher over the coming year, but we give little credence to prognosticators who foresee significantly higher rates in the immediate future.

With respect to the Fund's positioning, we continue to carry a lower duration than our stated benchmark and have a yield curve exposure biased towards a flattening term structure. Our sector allocation has shifted more toward private-label, non-agency securitized product given the favorable risk/reward tradeoff we find in those sectors. Although corporate bond spreads have widened since last summer, we are maintaining a neutral weighting in corporate credit and are focused more intently on bottom-up security selection given the growing risks of M&A and shareholder-friendly activity. We continue to be underweight the agency MBS sector given historically low yield spreads, while also remaining underweight in the traditional U.S. Government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

ANNUAL REPORT 2015

INCOME FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2015

Portfolio Composition as of March 31, 2015
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Non U.S. Government Agency Asset-Backed Securities	37.8%
Corporate Bonds	23.5%
U.S. Government Mortgage-Backed Securities	20.0%
U.S. Treasury Securities	13.7%
Municipals	2.7%
Investment Companies	0.9%
Exchange Traded Funds	0.4%
Other	0.3%
Short Term Investments	0.7%
100.0%

Portfolio Analysis as of March 31, 2015
(Portfolio composition is subject to change)

Weighted Average Maturity:	7.7 years

Average Annual Total Returns for the Year Ended March 31, 2015*

	1 Year	5 Year	10 Year
Tributary Income Fund - Institutional Class	5.18%	4.71%	4.64%
Barclays U.S. Aggregate Bond Index	5.72%	4.41%	4.93%
Prospectus Expense Ratio (Gross/Net)†		1.10%/0.84%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.11%/0.85%
	1 Year	Since Inception††
Tributary Income Fund - Institutional Plus Class	5.40%	1.65%
Prospectus Expense Ratio (Gross/Net)†		0.91%/0.65%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		0.89%/0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated August 1, 2014. Net expense ratio is net of contractual waivers which are in effect from August 1, 2014 through July 31, 2015.

(††)Commencement date for the Institutional Plus Class was October 28, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2005. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

Barclays U.S. Aggregate Bond Index is an unmanaged index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

ANNUAL REPORT 2015

BALANCED FUND (Unaudited)

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Manager Commentary

For the year ended March 31, 2015, Tributary Balanced Fund returned 9.40% (Institutional Class at NAV) and 9.67% (Institutional Plus Class at NAV) compared to 12.73% for the S&P 500 Index, 3.58% for the Barclays U.S. Intermediate Government/Credit Index and 9.10% for the Composite Index which consists of 60% S&P 500 Index and 40% Barclays U.S. Intermediate Government/Credit Index.

The Fund delivered solid results in the fiscal year. The outperformance relative to the peer group was more significant as indicated by the Morningstar Moderate Allocation Category average return of 6.18%. The returns ranked the Fund in the 9th percentile over the last year. Equity returns contributed the majority of Fund performance due to the high level of returns relative to the fixed income market. The advance in stock prices was supported by moderate economic growth and corporate earnings, and an expansion in price to earnings multiples. Although interest rates surprisingly fell during the fiscal year, the bond returns were limited by the intermediate fixed income approach utilized in the Fund.

Two primary factors drove the strong relative returns, asset allocation and stock selection. First, the Fund managers overweighted equities with an average weighting of 68% and underweighted the fixed income allocation with an average weighting of 28%. This tactical decision consistently added alpha during the year. Second, stock selection contributed to returns as Fund equity holdings returned 14.65%, almost 2% above the S&P 500 Index. The stock selection relative to the market significantly varied in the fiscal year. For most of 2014, Fund equities lagged the market due to our diversified approach of investing in small, mid and large cap stocks. In general, the market advance was fairly narrow and focused on large cap defensive stocks. This changed at the beginning of 2015 as small and mid-cap stocks outperformed their large cap counterparts. In addition, the growth bias in the portfolio contributed to a strong start this year and an overall solid year in stock selection. Stock selection in health care and information technology contributed the majority of alpha relative to the S&P 500 Index. Health care alone contributed 5.1% of relative returns with Centene Corp. (127% return), United Therapeutics Corp. (83% return) and Mallinckrodt Plc up 76% among the top five contributors. In information technology, Methode Electronics Inc. made the top contributor list with a 50% return. Lastly, industrials contributed to returns with the Fund's transportation industry overweight and Southwest Airlines Co.'s 89% return a major positive. On the negative side, basic materials and energy holdings detracted from performance. Two stocks in particular, Chart Industries Inc. (-42%) and Northern Oil and Gas Inc. (-58%) negatively impacted returns. Both stocks were sold based on their negative profit outlook and leverage to energy prices. In addition, not holding Apple Inc. until October 2014 detracted from performance relative to the S&P 500 Index. Fixed income security selection neither added nor detracted from relative performance as Fund holdings returned 3.6%, in line with the Barclays Index. Effectively, the positive contribution from the emphasis on credit, both corporate and municipal bonds was offset by being slightly short on a duration basis relative to the benchmark.

Recently, the portfolio management team reduced the Fund risk by trimming the stock allocation to 63% and decreasing the equity risk. We continue to favor equities over fixed income but the recent rise in stock valuations has made this tactical decision slightly less compelling. As always, we plan to take advantage of the recent increase in volatility to adjust the stock allocation as we deem appropriate. In equities, we have added to large cap stocks in the Fund and reduced the beta to 1.10 relative to the S&P 500 Index. On a sector basis, we continue to overweight health care, industrials and information technology and underweight financials and energy. The fixed income duration and credit quality have remained fairly consistent with duration-to-worst of 3.71 years and average A+ S&P rating. We have recently added a small allocation to below investment grade bonds.

As we analyze the current macro-environment, the effects of U.S. Dollar appreciation and oil price weakness are impacting the U.S. economy and earnings outlooks for many companies. The modest bias of the Fund toward domestic production and higher interest rates provided a noticeable tailwind in the last quarter. We believe the domestic economy will be resilient and rebound from the sluggish start to 2015 and it appears that selective regions outside the U.S. (especially Europe) are beginning to stabilize and see economic growth. The economic improvements should be supportive for equity returns. From a portfolio management perspective, we will continue our diversification efforts and concentrate on selectively adding value where we find the most compelling opportunities.

ANNUAL REPORT 2015

BALANCED FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2015

(**) Effective October 1, 2014, for consistency with the duration parameters of the fixed income portion of the Fund, the Fund replaced the Barclays U.S. Government/Credit Index with the Barclays U.S. Intermediate Government/Credit Index and the Composite Index comprised of 60% S&P 500 Index and 40% Barclays U.S. Government/Credit Index with the Composite Index comprised of 60% S&P 500 Index and 40% Barclays U.S. Intermediate Government/Credit Index, as the Fund's secondary benchmarks.

Portfolio Composition as of March 31, 2015
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Government Securities	18.1%
Information Technology	14.6%
Health Care	13.3%
Consumer Discretionary	10.8%
Financials	10.4%
Industrials	10.2%
Consumer Staples	7.5%
Energy	3.6%
Non-U.S. Government Agency Asset-Backed Securities	3.1%
Materials	1.8%
Utilities	1.7%
U.S. Government Mortgage-Backed Securities	0.5%
Telecommunication Services	0.3%
Short Term Investments	4.1%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2015*

	1 Year	5 Year	10 Year
Tributary Balanced Fund - Institutional Class	9.40%	11.55%	8.21%
Barclays U.S. Intermediate Government/Credit Index	3.58%	3.52%	4.34%
S&P 500 Index	12.73%	14.47%	8.01%
Composite Index	9.10%	10.20%	6.82%
Prospectus Expense Ratio (Gross/Net)†		1.30%/1.21%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.26%/1.17%
	1 Year	Since Inception††
Tributary Balanced Fund - Institutional Plus Class	9.67%	5.26%
Prospectus Expense Ratio (Gross/Net)†		1.09%/1.00%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.06%/0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated August 1, 2014. Net expense ratio is net of contractual waivers which are in effect from August 1, 2014 through July 31, 2015.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2005. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Barclays U.S. Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Tributary Balanced Fund. Sixty percent of the Composite Index is comprised of the S&P 500 Index and forty percent of the Composite index is comprised of the Barclays U.S. Intermediate Government/Credit Index. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2015

GROWTH OPPORTUNITIES FUND (Unaudited)

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2015, Tributary Growth Opportunities Fund returned 12.93% (Institutional Class at NAV) and 13.18% (Institutional Plus Class at NAV) compared to 15.56% for the Russell Midcap Growth Index and 12.73% for the S&P 500 Index. Despite lagging our Mid Cap Growth benchmark, the Fund did perform better than our Morningstar peers in the Mid Cap Growth style box (up 11.20% for the year by comparison), netting the Fund a composite ranking in the 39th percentile.

While the year was very positive in terms of absolute returns, an evolving global macroeconomic environment also provided unique challenges for active equity portfolio managers. For the Fund, a shortfall in stock selection explained a vast majority of the underperformance versus the benchmark index, with negative absolute returns in energy and materials sectors explaining the lion's share of the shortfall. The combination of slowing economic activity outside the U.S. and the rapid ramping of production inside the U.S. borders combined for a wicked brew of imbalances for oil in particular — and our highly levered oil exploration companies were left vulnerable to collapsing prices. Poorest individual performers in the Fund were two names that fit that description — Northern Oil and Gas Inc., which declined -57%, and Kodiak Oil and Gas Corp. (now part of Whiting Petroleum Corp.), down -46%. For similar reasons, our materials holdings did not perform well, as weakening global activity also adversely affected agricultural commodity and chemical demand. To that end, FMC Corp. (agriculture) and Eastman Chemical Co. were down -24% and -18%, respectively.

It also proved to be a confounding year on our interest sensitive equity holdings, as lower rates at the longer end of the yield curve were more pronounced than we had anticipated. The Fund's bias towards consumer finance companies and regional banks proved to be a net drag on performance, with our finance holdings up only 5%, significantly lagging the benchmark sector return of 17%. Within financials, real estate investment trusts ("REITs") had an outstanding year — on average up over 30%. The Fund, unfortunately, was significantly under-invested in that area.

On the other hand, it was a very prosperous year for the Fund in the health care sector, as four of our top 5 individual positive contributors helped generate an average return of 56%. This was well above the 38% hurdle return generated from the Russell benchmark, and our holdings in aggregate provided over 200 basis points ("bps") of positive net contribution. Perhaps our most significant individual highlight for the year was Questcor Pharmaceuticals Inc. — up 45% after being acquired by Mallinckrodt Plc ("Mallinckrodt"). Our decision to hold the combined company post the merger proved to be even more fortuitous, as Mallinckrodt ended the year up 76% since our initial purchase in August 2014. In addition to the aforementioned, we also had strong showings from United Therapeutics Corp., up 83% — and Centene Corp., a managed care company we purchased early in this fiscal year, up an impressive 127%.

The Fund also had very solid showings in information technology and industrials sectors for the year, each providing net positive contributions of 80 bps and 50 bps, respectively. In the information technology space, our more consistently growing services holdings proved to be the better performers, with Broadridge Financial Solutions Inc., Fiserv Inc., and FactSet Research Systems Inc. all gaining more than 40% for the year. However, it was a semiconductor name — Avago Technologies Ltd. — that had the best performance in the sector, as acquisitions and product design wins from Apple Inc. propelled the stock to an 81% return for the year. In industrials, our aggressive weightings in the two airline companies were the primary sources of our good performance, with Southwest Airlines Co. gaining 89% and Spirit Airlines Inc. gaining 38% for the year.

Throughout the latter half of the fiscal year, the portfolio management team for the Fund actively worked toward repositioning individual holdings to increase diversification and lower overall risk of the portfolio. To that end, some of our most highly levered and economically sensitive names have been trimmed significantly in favor of less volatile names. In particular, we trimmed exposures in our homebuilding positions closer to the benchmark — even though we believe the environment is and will be supportive of the housing sector. We also lowered our exposure in the lagging energy and materials sectors, again, focusing our reductions on the most volatile and economically sensitive names. And while it may be tempting to gravitate our financials holdings toward obtaining more interest sensitivity after a strong year of performance, we believe that most of the gains on the long end of the yield curve have been captured.

As we look into the remainder of 2015, we have seen higher volatility and the effects of currency headwinds against a strong U.S. Dollar affect the revenue and earnings outlooks for many companies in our mid cap universe. The modest bias of the portfolio toward domestic production and higher interest rates provided a noticeable tailwind in the final March quarter — even though roughly half of the companies we monitor provided lower earnings and/or revenue guidance. Still, the domestic economy remains quite resilient, and it appears that selective regions outside the U.S. (especially Europe) are beginning to stabilize and return back to positive growth — which we believe should provide some underlying support for equities. We are still waiting for the emerging economies to gain a more solid footing, though, and are keeping an eye on wage trends domestically as the U.S. Federal Reserve moves closer to rate normalization. From a portfolio management perspective, we will continue our diversification efforts and concentrate on selectively adding value where we find the most compelling opportunities.

ANNUAL REPORT 2015

GROWTH OPPORTUNITIES FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2015

Portfolio Composition as of March 31, 2015
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Information Technology	20.8%
Consumer Discretionary	19.0%
Health Care	17.9%
Industrials	14.8%
Financials	9.6%
Consumer Staples	7.9%
Energy	3.8%
Materials	2.8%
Short Term Investments	3.4%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2015*

	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund - Institutional Class	12.93%	15.86%	9.92%
Russell Midcap Growth Index	15.56%	16.43%	10.19%
S&P 500 Index	12.73%	14.47%	8.01%
Prospectus Expense Ratio (Gross/Net)†		1.20%/1.13%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.23%/1.14%
	1 Year	Since Inception††
Tributary Growth Opportunities Fund - Institutional Plus Class	13.18%	7.57%
Prospectus Expense Ratio (Gross/Net)†		1.01%/0.94%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.01%/0.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated August 1, 2014. Net expense ratio is net of contractual waivers which are in effect from August 1, 2014 through July 31, 2015.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2005. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund's primary index is the Russell Midcap Growth Index, however to provide a boarder market comparative, the S&P 500 Index is a secondary benchmark. The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2015

SMALL COMPANY FUND (Unaudited)

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2015, Tributary Small Company Fund returned 6.97% (Institutional Class at NAV) and 7.17% (Institutional Plus Class at NAV) compared to 8.21% for the Russell 2000 Index and 4.43% for the Russell 2000 Value Index.

Style-wise, "growth" outperformed "value" as the Russell 2000 Growth Index and the Russell 2000 Value Index returned approximately 12.06% and 4.43%, respectively. The best performing sectors in the small cap market over the fiscal year were health care (29%), utilities (14%) and information technology (12%). Returns from companies in the health care sector were broad-based, but particularly strong in the biotech and pharmaceutical industries, which witnessed returns of approximately 40% over the last year. The utilities sector, with its relatively high dividend yield, continued to benefit from investors' desire to find attractive returns in a low interest rate environment. In the information technology sector, the semiconductor and software industries performed well, with returns of approximately 33% and 14% respectively. The weakest performing sectors in the small cap market over the fiscal year were energy (-43%), materials (-3%) and telecommunication services (-1%). Stock prices in the energy sector began a considerable slide as oil prices (WTI crude) fell from around $107/barrel in the middle of June of 2014, to nearly $43/barrel in March of 2015. In the materials sector, metals and mining stocks were down approximately -23% over the fiscal year, and the chemicals industry returned -3% over that same time period. The telecommunications services sector, while down almost -1% over the fiscal year, does not have a significant impact on small cap returns as a whole due to its relatively modest weighting of only 1.0% in the Russell 2000 Index.

The Fund's strongest relative performance came from portfolio holdings in the energy and health care economic sectors. In the energy sector, a significant benefit to performance was the acquisition of portfolio holding Dresser-Rand Group Inc. in September 2014. Additionally, positive capital expenditure and production guidance from PDC Energy Inc. and SM Energy Co. boosted returns in the energy sector for the Fund. As mentioned previously, the biotech and pharmaceutical industries within health care were significant drivers of sector returns over the fiscal year. Despite very little exposure to companies in these two industries, the Fund's sector return managed to outperform the Russell 2000 sector return based on strong business results from VCA Antech Inc., AMN Healthcare Services Inc. and Team Health Holdings Inc. We continue to search for companies to own in the biotech and pharmaceutical industries. However, many of them do not exhibit a business profile we are comfortable with. Typically, these companies tend to be low- or non-earners, exposed to unknown results of developmental trials, or are overly dependent on one or two products. In short, these businesses are generally less predictable and have limited visibility.

The Fund's weakest relative performance came from portfolio holdings in the industrials and consumer discretionary economic sectors. No discernable theme or trend can simply explain the underperformance in these two sectors, rather, company-specific difficulties were primarily the issue. Generally speaking, the underperformance in the industrial sector was a function of weak earnings reports and/or guidance provided by several companies. Over the fiscal year, Navigant Consulting Inc.'s business slowed as they dealt with weaker growth in various end markets and invested in their energy business to drive future growth. Actuant Corp. had to lower its revenue expectations on weaker end market demand. In the consumer discretionary sector, Iconix Brand Group Inc. was weak on concerns that its growth-through-acquisition business model could be under pressure as competition heats up for attractive acquisition candidates. Vitamin Shoppe Inc. underperformed on fears about a slowdown in growth of comparable store sales, new store builds and ultimately, earnings. It should be noted that all stocks in the portfolio are continually monitored for their fundamental performance relative to our investment thesis. Should the fundamentals deviate too far from our expectations, a suitable replacement will be identified.

The Fund's average cash position of approximately 3.0% over the fiscal year had a small, negative impact on performance. In a year when the market returned over 8%, any amount of cash will be detrimental to relative performance.

As of March 31, 2015 the portfolio held 66 companies diversified across the major sectors of the market. Fifteen new companies were purchased into the Fund in the past twelve months, 10 positions were eliminated and one portfolio holding was acquired.

We would expect the U.S. to exhibit stable growth in 2015 with small cap companies delivering better growth than larger caps. Interest rate decisions from the U.S. Federal Reserve and the impact from low energy prices and the rising U.S. Dollar are likely to be a focus of the market in the coming months and quarters. Small cap stocks, however, could be in a relatively good position versus larger capitalization companies. While valuation multiples for small caps sit at relatively high levels, the gap between small cap and large cap companies decreased in 2014. The combination of this relatively more attractive valuation versus large caps, the tendency to perform well in rising interest rate environments, lower foreign exchange exposure and faster projected earnings growth could bode well for small cap returns over the next year.

ANNUAL REPORT 2015

SMALL COMPANY FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2015

Portfolio Composition as of March 31, 2015
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Financials	22.3%
Information Technology	19.2%
Industrials	15.1%
Health Care	14.0%
Consumer Discretionary	11.2%
Materials	4.2%
Consumer Staples	3.6%
Utilities	3.3%
Energy	3.2%
Short Term Investments	3.9%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2015*

	1 Year	5 Year	10 Year
Tributary Small Company Fund - Institutional Class	6.97%	13.75%	9.94%
Russell 2000 Index	8.21%	14.57%	8.82%
Russell 2000 Value Index	4.43%	12.54%	7.53%
Prospectus Expense Ratio (Gross/Net)†		1.32%/1.22%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.31%/1.20%
	1 Year	Since Inception††
Tributary Small Company Fund - Institutional Plus Class	7.17%	3.17%
Prospectus Expense Ratio (Gross/Net)†		1.09%/0.99%
Expense Ratio for the Year Ended March 31, 2015 (Gross/Net)		1.09%/0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The expense ratios are from the Fund's prospectus dated August 1, 2014. Net expense ratios are net of contractual waivers which are in effect from August 1, 2014 through July 31, 2015.

(††) Commencement date for the Institutional Plus Class was December 17, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2005. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by the different classes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2015

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2015

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 43.2%
$725,000	Ally Auto Receivables Trust, 1.53%, 02/15/18	$727,292
865,000	American Express Credit Account Master Trust, 0.54%, 05/15/19 (a)	862,981
1,035,000	Ascentium Equipment Receivables LLC, 1.61%, 10/13/20	1,037,515
1,001,344	Bayview Commercial Asset Trust REMIC, 0.75%, 12/25/33 (a)	965,633
159,741	Bayview Financial Acquisition Trust REMIC, 6.20%, 05/28/37 (a)	168,573
495,000	Cabela’s Master Credit Card Trust, 1.45%, 06/15/17	497,290
975,000	Cabela’s Master Credit Card Trust, 2.17%, 08/15/18 (b)	989,187
510,000	Capital One Multi-Asset Execution Trust, 1.48%, 09/15/17	513,666
965,000	Chase Issuance Trust, 1.15%, 01/17/17	969,133
51,932	Chase Mortgage Finance Trust REMIC, 5.50%, 05/25/35	52,666
974,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/17	1,078,957
990,732	Citicorp Residential Mortgage Securities REMIC, 5.94%, 07/25/36 (a)	1,027,228
536,501	Citicorp Residential Mortgage Trust REMIC, 5.78%, 09/01/36	561,055
382,969	Citigroup Mortgage Loan Trust Inc. REMIC, 5.84%, 07/25/36 (a)	396,769
639,311	Citigroup Mortgage Loan Trust Inc. REMIC, 0.32%, 08/25/36 (a)	608,722
6,726	Citigroup Mortgage Loan Trust Inc. REMIC, 0.32%, 10/25/36 (a)	6,722
98,818	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	100,200
223,834	CNL Commercial Mortgage Loan Trust (insured by AMBAC Assurance Corp.) REMIC, 0.61%, 10/25/30 (a) (b)	193,897
1,863,529	COMM Mortgage Trust Interest Only REMIC, 1.52%, 02/10/23 (a)	118,207
143,595	Countrywide Asset-Backed Certificates REMIC, 4.46%, 09/25/32 (a)	143,419
295,903	Countrywide Asset-Backed Certificates REMIC, 0.35%, 12/25/34 (a)	289,922
409,019	Countrywide Asset-Backed Certificates REMIC, 0.54%, 11/25/35 (a)	403,751
51,103	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	51,024
253,902	Credit-Based Asset Servicing and Securitization LLC REMIC, 1.30%, 02/25/33 (a)	236,987
898,886	Credit-Based Asset Servicing and Securitization LLC REMIC, 6.02%, 12/25/37 (a)	940,812
1,105,000	Crown Castle Towers LLC, 4.17%, 08/15/17	1,151,231
186,149	DBUBS Mortgage Trust Interest Only REMIC, 1.40%, 08/10/44 (a)	3,336
525,000	Eaton Vance CDO IX Ltd., 0.90%, 04/20/19 (a)	516,169
585,000	Eaton Vance CLO Ltd., 1.70%, 07/15/26 (a)	582,242
1,043,227	First NLC Trust REMIC, 0.44%, 02/25/36 (a)	1,018,676
205,000	Ford Credit Floorplan Master Owner Trust, 1.37%, 01/15/16	205,531
915,000	Ford Credit Floorplan Master Owner Trust, 3.50%, 01/15/17	947,580
580,000	FREMF Mortgage Trust REMIC, 2.72%, 10/25/17 (a)	588,702
540,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/18 (a)	572,968
654,354	Fremont Home Loan Trust REMIC, 1.04%, 11/25/34 (a)	610,663
595,000	Gallatin CLO III Ltd., 0.60%, 05/15/21 (a)	582,251
450,000	GE Capital Commercial Mortgage Corp. REMIC, 5.03%, 07/10/45 (a)	453,510
740,000	GE Equipment Transportation LLC, 1.23%, 04/24/17	742,322
209,951	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.38%, 01/25/36 (a)	206,072
1,200,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.67%, 05/25/36 (a)	1,109,569
600,439	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.82%, 03/25/34 (a)	600,070
556,351	GS Mortgage Securities Trust REMIC, 3.65%, 03/10/16 (b)	565,777
700,000	Honda Auto Receivables Owner Trust, 1.18%, 06/19/17	700,191
585,000	ING IM CLO Ltd., 1.71%, 01/18/26 (a)	583,278
341,841	Irwin Home Equity Loan Trust, 1.52%, 02/25/29 (a)	327,702
237,311	Irwin Whole Loan Home Equity Trust REMIC, 1.27%, 11/25/28 (a)	232,402
366,698	Irwin Whole Loan Home Equity Trust REMIC, 0.64%, 12/25/29 (a)	359,602
1,368,966	Irwin Whole Loan Home Equity Trust REMIC, 1.52%, 06/25/34 (a)	1,301,134

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$1,060,000	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 06/15/18	$1,087,694
1,135,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 1.43%, 01/17/17 (a)	1,133,924
560,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 06/15/18	600,148
980,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 06/15/19	1,013,417
840,000	JPMorgan Mortgage Acquisition Trust REMIC, 0.40%, 07/25/36 (a)	801,346
458,093	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	480,105
895,000	Long Beach Mortgage Loan Trust REMIC, 1.07%, 10/25/34 (a)	847,763
265,812	Long Beach Mortgage Loan Trust REMIC, 0.91%, 04/25/35 (a)	265,566
1,745,190	Morgan Stanley Bank of America Merrill Lynch Trust Interest Only REMIC, 1.19%, 12/15/48 (a)	103,783
972,755	Morgan Stanley Capital I Trust REMIC, 3.22%, 09/15/16	999,651
337,330	Morgan Stanley Capital I Trust REMIC, 5.67%, 04/12/49 (a)	336,944
267,683	Morgan Stanley Home Equity Loan Trust REMIC, 0.88%, 12/25/34 (a)	267,166
219,739	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)	226,464
199,428	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (a)	150,505
210,000	NovaStar Mortgage Funding Trust Series REMIC, 1.90%, 03/25/35 (a)	203,468
1,042,969	Oakwood Mortgage Investors Inc. REMIC, 0.55%, 03/16/18 (a)	966,208
190,000	OneMain Financial Issuance Trust, 2.43%, 08/18/17	190,265
342,965	Origen Manufactured Housing Contract Trust, 5.91%, 01/15/35 (a)	361,017
657,240	Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.15%, 10/25/34 (a)	650,174
63,488	Popular ABS Mortgage Pass-Through Trust REMIC, 4.61%, 05/25/35 (a)	63,498
527,113	Popular ABS Mortgage Pass-Through Trust REMIC, 5.33%, 11/25/35 (a)	527,157
726,635	Preferred Term Securities XII Ltd., 0.97%, 12/24/33 (a) (b)	604,924
693,605	Preferred Term Securities XIV Ltd., 0.75%, 06/24/34 (a) (b)	551,416
682,561	Preferred Term Securities XXIV Ltd., 0.57%, 03/22/37 (a) (b)	498,269
529,623	RALI Trust REMIC, 14.44%, 03/25/18 (a)	564,704
738,979	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35	741,560
17,721	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 01/25/34	17,700
69,959	Residential Accredit Loans Inc. Trust REMIC, 6.00%, 10/25/34	73,293
158,209	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 02/25/35	158,526
850,000	Residential Asset Mortgage Products Inc. Trust REMIC, 0.68%, 06/25/35 (a)	831,682
64,855	Residential Asset Mortgage Products Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	64,994
227,303	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (a)	231,450
53,594	Residential Asset Securities Corp. Trust REMIC, 3.77%, 01/25/32 (a)	53,574
263,212	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32 (a)	266,336
251,703	Residential Asset Securities Corp. Trust REMIC, 3.87%, 06/25/33 (a)	256,384
99,768	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (a)	102,643
225,721	Residential Asset Securitization Trust REMIC, 3.75%, 10/25/18	226,567
337,429	Salomon Brothers Mortgage Securities VII Inc. REMIC, 6.93%, 06/25/28	344,757
980,000	Springleaf Mortgage Loan Trust REMIC, 3.56%, 12/25/59 (a)	993,241
440,000	Springleaf Mortgage Loan Trust REMIC, 4.44%, 12/25/59 (a)	449,617
951,792	Structured Asset Securities Corp. Mortgage Loan Trust REMIC, 5.73%, 06/25/35 (a)	980,217
200,072	Structured Asset Securities Corp. Mortgage Pass-Through Trust REMIC, 1.82%, 11/25/34 (a)	191,099
298,981	Vanderbilt Acquisition Loan Trust REMIC, 7.33%, 05/07/32 (a)	322,073
260,521	Vanderbilt Mortgage Finance REMIC, 6.57%, 08/07/24	263,493
333,343	Vanderbilt Mortgage Finance, 5.84%, 02/07/26	336,843
467,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 04/15/22	478,190

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$134,023	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.55%, 12/25/35 (a)	$132,512
84,116	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.31%, 07/25/36 (a)	83,777
825,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/17	838,603
725,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.00%, 11/15/20	772,279
266,673	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 1.08%, 02/15/44 (a)	7,313
Total Non-U.S. Government Agency Asset-Backed Securities (cost $49,215,631)		49,616,885

Corporate Bonds - 25.4%
Consumer Discretionary - 4.5%
390,000	AMC Networks Inc., 4.75%, 12/15/22	388,292
449,000	DIRECTV Holdings LLC, 2.40%, 03/15/17	456,988
560,000	DIRECTV Holdings LLC, 3.80%, 03/15/22	580,433
360,000	Goodyear Tire & Rubber Co., 6.50%, 03/01/21	382,050
405,000	Hanesbrands Inc., 6.38%, 12/15/20	429,806
320,000	Hilton Worldwide Finance LLC, 5.63%, 10/15/21	336,800
520,000	Maytag Corp., 5.00%, 05/15/15	522,149
292,000	Mohawk Industries Inc., 6.13%, 01/15/16 (c)	303,108
1,025,000	Newell Rubbermaid Inc., 2.05%, 12/01/17	1,030,397
695,000	Whirlpool Corp., 1.65%, 11/01/17	699,346
		5,129,369
Consumer Staples - 2.5%
825,000	Cargill Inc., 1.90%, 03/01/17 (b)	837,544
835,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	848,422
550,000	Church & Dwight Co. Inc., 2.45%, 12/15/19	556,817
200,000	HJ Heinz Co., 4.88%, 02/15/25	216,750
395,000	Land O’Lakes Capital Trust I, 7.45%, 03/15/28 (b)	426,600
		2,886,133
Energy - 0.5%
500,000	Occidental Petroleum Corp., 1.75%, 02/15/17	506,003

Financials - 14.9%
735,000	ACE INA Holdings Inc., 5.60%, 05/15/15	738,845
910,000	American Express Bank FSB, 0.48%, 06/12/17 (a)	908,029
1,150,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	1,159,195
1,005,000	Bank of America Corp., 5.65%, 05/01/18	1,114,645
1,127,000	Citigroup Inc., 2.55%, 04/08/19	1,148,922
935,000	CME Group Index Services LLC, 4.40%, 03/15/18 (b)	1,024,661
290,000	General Electric Capital Corp., 0.53%, 08/07/18 (a)	288,423
610,000	General Electric Capital Corp., 6.37%, 11/15/67 (a)	661,850
440,000	Genworth Holdings Inc., 4.80%, 02/15/24	370,150
725,000	Hartford Financial Services Group Inc., 5.50%, 03/30/20	832,374
960,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (d)	1,033,200
1,088,000	KeyBank NA, 4.95%, 09/15/15	1,109,485
1,140,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19	1,157,231
1,070,000	Morgan Stanley, 4.75%, 03/22/17	1,138,945
1,081,000	Murray Street Investment Trust I, 4.65%, 03/09/17	1,145,378
670,000	Pricoa Global Funding I, 0.48%, 06/24/16 (a) (b)	670,097
930,000	Regions Financial Corp., 2.00%, 05/15/18	928,990
650,000	State Street Bank & Trust Co., 0.46%, 12/08/15 (a)	649,551
935,000	Wells Fargo & Co., 7.98% (callable at 100 beginning 03/15/18) (d)	1,023,825
		17,103,796
Industrials - 1.1%
970,000	Burlington Northern Santa Fe LLC, 5.75%, 03/15/18	1,087,470
205,000	Textron Inc., 3.65%, 03/01/21	214,345
		1,301,815
Information Technology - 0.9%
1,050,000	Oracle Corp., 2.25%, 10/08/19	1,070,737

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
Telecommunication Services - 0.5%
$585,000	Verizon Communications Inc., 2.63%, 02/21/20	$595,563

Utilities - 0.5%
565,000	Georgia Power Co., 3.00%, 04/15/16	578,980
Total Corporate Bonds (cost $28,929,305)		29,172,396

Government and Agency Obligations - 30.1%
GOVERNMENT SECURITIES - 26.0%
Municipals - 2.2%
380,000	City of Omaha, Nebraska, RB, 2.40%, 12/01/16	384,986
250,000	Lincoln Airport Authority, 1.33%, 07/01/16	249,315
665,000	Montana Board of Housing, 1.60%, 06/01/16	668,644
600,000	New York City Transitional Finance Authority, 3.02%, 02/01/16	611,352
265,000	North Carolina Housing Finance Agency, 2.34%, 01/01/19	268,416
325,000	State of Mississippi, 2.63%, 11/01/16	334,204
		2,516,917
Treasury Inflation Index Securities - 0.6%
714,683	U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/16 (e)	721,997

U.S. Treasury Securities - 23.2%
2,000,000	U.S. Treasury Note, 0.25%, 12/15/15	2,000,312
6,010,000	U.S. Treasury Note, 1.75%, 05/31/16	6,107,194
14,350,000	U.S. Treasury Note, 0.63%, 09/30/17	14,310,767
4,175,000	U.S. Treasury Note, 1.25%, 01/31/19	4,190,005
		26,608,278
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 4.1%
Federal Home Loan Mortgage Corp. - 0.5%
3,541,774	Federal Home Loan Mortgage Corp. Interest Only REMIC, 1.64%, 08/25/16 (a)	56,541
261,838	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	274,244
232,990	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	236,926
		567,711
Federal National Mortgage Association - 3.2%
132,207	Federal National Mortgage Association REMIC, 4.00%, 07/25/21	138,300
121,040	Federal National Mortgage Association REMIC, 4.50%, 08/25/21	121,179

Shares or Principal Amount
50,730	Federal National Mortgage Association REMIC, 4.50%, 11/25/23	51,602
294,408	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	312,542
1,110,033	Federal National Mortgage Association Interest Only, 3.00%, 10/01/26	1,165,397
439,853	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	454,200
595,588	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	598,246
746,005	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	799,931
205,733	Federal National Mortgage Association, Interest Only REMIC, 5.00%, 03/25/39	8,345
		3,649,742
Government National Mortgage Association - 0.4%
402,571	Government National Mortgage Association, 4.72%, 06/20/61	432,409
Total Government and Agency Obligations (cost $34,297,387)		34,497,054

Preferred Stocks - 0.4%
550	U.S. Bancorp, Series A, 3.50% (callable at 1,000 beginning on 05/11/15) (d)	445,511
Total Preferred Stocks (cost $564,328)		445,511

Short Term Investments - 0.6%
Investment Company - 0.6%
742,796	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (f)	742,796
Total Short Term Investments (cost $742,796)		742,796

Total Investments - 99.7% (cost $113,749,447)		114,474,642
Other assets in excess of liabilities - 0.3%		312,480
NET ASSETS - 100%		$114,787,122

See accompanying Notes to Financial Statements.

(a)                                                         Variable rate security. The rate reflected is the rate in effect at March 31, 2015.

(b)                                                         The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by Tributary Funds’ Board of Directors.  As of March 31, 2015, the aggregate value of these liquid securities was $7,521,567 which represented 6.6% of net assets.

(c)                                                          The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d)                                                         Perpetual maturity security.

(e)                                                          U.S. Treasury inflation indexed note, par amount is adjusted for inflation.

(f)                                                           Dividend yield changes daily to reflect current market conditions.  Rate was the quoted yield as of March 31, 2015.

ABS                                               Asset Backed Security

AMBAC                        AMBAC Indemnity Corp.

CDO                                             Collateralized Debt Obligation

CLO                                              Collateralized Loan Obligation

RB                                                      Revenue Bond

REMIC                             Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

INCOME FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 37.6%
$800,000	Ally Auto Receivables Trust, 1.53%, 02/15/18	$802,529
660,000	American Tower Trust I, 3.07%, 03/15/23	662,555
1,220,000	Ascentium Equipment Receivables LLC, 1.61%, 10/13/20	1,222,965
1,104,027	Banc of America Commercial Mortgage Inc. REMIC, 5.18%, 11/10/15 (a)	1,116,621
1,185,216	Bayview Commercial Asset Trust REMIC, 0.75%, 12/25/33 (a)	1,142,948
642,808	Bayview Financial Mortgage Pass-Through Trust REMIC, 5.70%, 02/28/41	667,740
470,000	Cabela’s Master Credit Card Trust, 1.63%, 02/15/17	474,728
685,000	Cabela’s Master Credit Card Trust, 2.71%, 02/15/23 (b)	694,624
1,000,000	Capital One Multi-Asset Execution Trust, 1.48%, 09/15/17	1,007,188
785,000	Chase Issuance Trust, 1.15%, 01/17/17	788,362
58,856	Chase Mortgage Finance Trust REMIC, 5.50%, 05/25/35	59,689
680,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/17	753,276
1,075,307	Citicorp Residential Mortgage Securities REMIC, 5.94%, 07/25/36 (a)	1,114,918
457,687	Citigroup Mortgage Loan Trust Inc. REMIC, 6.50%, 07/25/34	497,951
1,003,980	Citigroup Mortgage Loan Trust Inc. REMIC, 4.00%, 01/25/35 (a)	1,043,822
458,970	Citigroup Mortgage Loan Trust Inc. REMIC, 5.84%, 07/25/36 (a)	475,509
672,959	Citigroup Mortgage Loan Trust Inc. REMIC, 0.32%, 08/25/36 (a)	640,760
5,346	Citigroup Mortgage Loan Trust Inc. REMIC, 0.32%, 10/25/36 (a)	5,343
145,874	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	147,914
203,356	CNL Commercial Mortgage Loan Trust (insured by AMBAC Assurance Corp.) REMIC, 0.61%, 10/25/30 (a) (b)	176,158
1,863,528	COMM Mortgage Trust Interest Only REMIC, 1.52%, 02/10/23 (a)	118,207
154,086	Countrywide Asset-Backed Certificates REMIC, 4.46%, 09/25/32 (a)	153,896
185,566	Countrywide Asset-Backed Certificates REMIC, 0.35%, 12/25/34 (a)	181,816
427,309	Countrywide Asset-Backed Certificates REMIC, 0.54%, 11/25/35 (a)	421,805
51,103	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	51,025
88,624	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	91,802
253,902	Credit-Based Asset Servicing and Securitization LLC REMIC, 1.30%, 02/25/33 (a)	236,987
804,266	Credit-Based Asset Servicing and Securitization LLC REMIC, 6.02%, 12/25/37 (a)	841,779
186,149	DBUBS Mortgage Trust Interest Only REMIC, 1.40%, 08/10/44 (a)	3,336
525,000	Eaton Vance CDO IX Ltd., 0.90%, 04/20/19 (a)	516,170
630,000	Eaton Vance CLO Ltd., 1.70%, 07/15/26 (a)	627,030
1,239,568	First NLC Trust REMIC, 0.44%, 02/25/36 (a)	1,210,396
545,000	Ford Credit Floorplan Master Owner Trust, 1.37%, 01/15/16	546,411
875,000	Ford Credit Floorplan Master Owner Trust, 3.50%, 01/15/17	906,156
760,000	FREMF Mortgage Trust REMIC, 2.72%, 10/25/17 (a)	771,402
715,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/18 (a)	758,651
670,000	Gallatin CLO III Ltd., 0.60%, 05/15/21 (a)	655,645
193,801	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.38%, 01/25/36 (a)	190,220
865,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.67%, 05/25/36 (a)	799,815
415,689	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.82%, 03/25/34 (a)	415,433
606,810	Greenpoint Manufactured Housing REMIC, 7.27%, 06/15/29	611,364
644,712	GS Mortgage Securities Trust REMIC, 3.65%, 03/10/16 (b)	655,636
650,000	ING IM CLO Ltd., 1.71%, 01/18/26 (a)	648,086
341,841	Irwin Home Equity Loan Trust, 1.52%, 02/25/29 (a)	327,702
246,997	Irwin Whole Loan Home Equity Trust REMIC, 1.27%, 11/25/28 (a)	241,888
619,770	Irwin Whole Loan Home Equity Trust REMIC, 0.64%, 12/25/29 (a)	607,778

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$1,612,373	Irwin Whole Loan Home Equity Trust REMIC, 1.52%, 06/25/34 (a)	$1,532,480
1,200,000	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 06/15/18	1,231,351
690,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 1.43%, 01/17/17 (a)	689,346
760,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 06/15/18	814,487
1,055,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 06/15/19	1,090,974
860,000	JPMorgan Mortgage Acquisition Trust REMIC, 0.40%, 07/25/36 (a)	820,425
670,292	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	702,500
1,327,311	Morgan Stanley Capital I Trust REMIC, 3.22%, 09/15/16	1,364,009
403,005	Morgan Stanley Capital I Trust REMIC, 5.67%, 04/12/49 (a)	402,543
1,211,976	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)	1,249,071
216,047	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (a)	163,048
365,000	NovaStar Mortgage Funding Trust REMIC, 1.82%, 03/25/35 (a)	358,734
224,000	NovaStar Mortgage Funding Trust Series REMIC, 1.90%, 03/25/35 (a)	217,032
525,000	OneMain Financial Issuance Trust, 2.43%, 08/18/17	525,733
419,180	Origen Manufactured Housing Contract Trust, 5.91%, 01/15/35 (a)	441,244
714,517	Preferred Term Securities XII Ltd., 0.97%, 12/24/33 (a) (b)	594,836
693,605	Preferred Term Securities XIV Ltd., 0.75%, 06/24/34 (a) (b)	551,416
896,396	Preferred Term Securities XXI Ltd., 0.89%, 03/22/38 (a) (b)	493,018
733,498	Preferred Term Securities XXIV Ltd., 0.57%, 03/22/37 (a) (b)	535,453
621,801	RALI Trust REMIC, 14.44%, 03/25/18 (a)	662,988
902,781	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35	905,934
18,545	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 01/25/34	18,522
345,478	Residential Accredit Loans Inc. Trust REMIC, 6.00%, 10/25/34	361,940
106,576	Residential Accredit Loans Inc. Trust REMIC, 5.50%, 02/25/35	106,789
870,000	Residential Asset Mortgage Products Inc. Trust REMIC, 0.68%, 06/25/35 (a)	851,252
94,583	Residential Asset Mortgage Products Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	94,785
190,935	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (a)	194,418
167,119	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32 (a)	169,102
99,768	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (a)	102,643
1,136,326	Salomon Brothers Mortgage Securities VII Inc. REMIC, 6.93%, 06/25/28	1,161,002
1,065,000	Springleaf Mortgage Loan Trust REMIC, 3.56%, 12/25/59 (a)	1,079,389
1,130,000	Springleaf Mortgage Loan Trust REMIC, 4.44%, 12/25/59 (a)	1,154,697
250,086	Structured Asset Securities Corp. REMIC, 1.22%, 11/25/34 (a)	236,259
30,252	Structured Asset Securities Corp. (insured by MBIA Assurance Corp.) REMIC, 5.80%, 09/25/33 (a)	31,001
951,792	Structured Asset Securities Corp. Mortgage Loan Trust REMIC, 5.73%, 06/25/35 (a)	980,217
216,745	Structured Asset Securities Corp. Mortgage Pass-Through Trust REMIC, 1.82%, 11/25/34 (a)	207,024
799,062	Vanderbilt Acquisition Loan Trust REMIC, 7.33%, 05/07/32 (a)	860,779
175,005	Vanderbilt Mortgage Finance, 5.84%, 02/07/26	176,843
890,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 04/15/22	911,326
1,154,158	Wells Fargo Commercial Mortgage Trust Interest Only REMIC, 2.09%, 10/17/45 (a)	116,729
252,848	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.55%, 12/25/35 (a)	249,996
50,439	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.31%, 07/25/36 (a)	50,235
97,783	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 11/25/36	100,522
1,045,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/17	1,062,231

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$995,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/15/45	$1,021,777
Total Non-U.S. Government Agency Asset-Backed Securities (cost $52,602,745)		52,732,136

Corporate Bonds - 23.4%
Consumer Discretionary - 3.4%
510,000	AMC Networks Inc., 4.75%, 12/15/22	507,766
681,000	DIRECTV Holdings LLC, 3.80%, 03/15/22	705,848
320,000	DIRECTV Holdings LLC, 3.95%, 01/15/25	329,689
400,000	Goodyear Tire & Rubber Co., 6.50%, 03/01/21	424,500
460,000	Hanesbrands Inc., 6.38%, 12/15/20	488,175
390,000	Hilton Worldwide Finance LLC, 5.63%, 10/15/21	410,475
252,000	Mohawk Industries Inc., 6.13%, 01/15/16 (c)	261,586
565,000	Newell Rubbermaid Inc., 4.00%, 06/15/22	590,833
220,000	Newell Rubbermaid Inc., 4.00%, 12/01/24	231,828
695,000	Whirlpool Corp., 4.85%, 06/15/21	775,003
		4,725,703
Consumer Staples - 2.6%
625,000	Cargill Inc., 3.25%, 11/15/21 (b)	656,859
445,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	452,153
275,000	HJ Heinz Co., 4.88%, 02/15/25	298,031
455,000	Land O’Lakes Capital Trust I, 7.45%, 03/15/28 (b)	491,400
729,000	PepsiCo Inc., 4.88%, 11/01/40	841,714
670,000	Wal-Mart Stores Inc., 5.63%, 04/15/41	869,296
		3,609,453
Energy - 1.0%
600,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	605,137
545,000	Tosco Corp., 8.13%, 02/15/30	802,838
		1,407,975
Financials - 10.5%
355,000	ACE INA Holdings Inc., 5.90%, 06/15/19	409,391
528,044	Altitude Investments 16 LLC, 2.49%, 03/14/26	539,563
480,000	American Express Co., 6.80%, 09/01/66 (a)	504,096
710,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	715,677
790,000	Bank of America Corp., 4.13%, 01/22/24	845,961
520,000	Bank of New York Mellon Corp., 2.30%, 09/11/19	529,256
578,000	Chubb Corp., 6.80%, 11/15/31	795,518
810,000	Citigroup Inc., 2.55%, 04/08/19	825,756
369,000	Crown Castle International Corp., 4.88%, 04/15/22	383,299
729,000	General Electric Capital Corp., 6.37%, 11/15/67 (a)	790,965
425,000	Genworth Holdings Inc., 4.80%, 02/15/24	357,531
645,000	Goldman Sachs Group Inc., 6.45%, 05/01/36	806,626
650,000	Hartford Financial Services Group Inc., 5.50%, 03/30/20	746,266
675,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (d)	726,469
694,000	KeyBank NA, 4.95%, 09/15/15	707,704
765,000	KeyBank NA, 2.50%, 12/15/19	779,732
821,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19	833,409
770,000	Morgan Stanley, 4.75%, 03/22/17	819,615
665,000	Prudential Financial Inc., 7.38%, 06/15/19	805,228
700,000	Regions Financial Corp., 2.00%, 05/15/18	699,240
363,000	UBS Preferred Funding Trust V, 6.24% (callable at 100 beginning 05/15/16) (d)	377,974
720,000	Wells Fargo & Co., Series A, 7.98% (callable at 100 beginning 03/15/18) (d)	788,400
		14,787,676
Health Care - 0.1%
160,000	Pfizer Inc., 6.20%, 03/15/19	187,191

Industrials - 1.8%
385,000	Burlington Northern Santa Fe LLC, 4.55%, 09/01/44	421,939
410,000	Burlington Northern Santa Fe LLC, 4.15%, 04/01/45	426,551
751,000	Textron Inc., 3.65%, 03/01/21	785,234
619,000	United Technologies Corp., 6.13%, 07/15/38	824,065
		2,457,789
Information Technology - 1.1%
695,000	Intel Corp., 4.80%, 10/01/41	783,145
610,000	Oracle Corp., 6.13%, 07/08/39	809,142
		1,592,287

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
Materials - 1.4%
$788,000	Dow Chemical Co., 3.00%, 11/15/22	$794,796
405,000	Martin Marietta Materials Inc., 6.60%, 04/15/18	458,004
650,000	Mosaic Co., 5.45%, 11/15/33	751,626
		2,004,426
Telecommunication Services - 0.6%
826,000	Verizon Communications Inc., 4.27%, 01/15/36	819,765

Utilities - 0.9%
315,000	Alabama Power Co., 5.50%, 10/15/17	347,948
639,000	PacifiCorp, 6.25%, 10/15/37	878,390
		1,226,338
Total Corporate Bonds (cost $31,866,031)		32,818,603

Government and Agency Obligations - 36.3%
GOVERNMENT SECURITIES - 16.4%
Municipals - 2.7%
703,317	Florida HomeLoan Corp., 3.00%, 01/01/36	715,703
420,000	Montana Board of Housing, 2.38%, 06/01/20	427,052
340,000	New York City Municipal Water Finance Authority, 5.72%, 06/15/42	452,737
375,000	New York City Transitional Finance Authority, 5.77%, 08/01/36	475,732
225,000	State of Connecticut, 4.95%, 12/01/20	256,077
225,000	State of Connecticut, 5.63%, 12/01/29	281,169
240,000	University of Michigan, 6.01%, 04/01/25	273,389
350,000	University of Nebraska, RB, Series B, 5.70%, 07/01/29	374,220
410,000	West Haymarket Joint Public Agency, 6.00%, 12/15/39	521,233
		3,777,312
Treasury Inflation Index Securities - 1.0%
1,316,527	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (e)	1,327,841

U.S. Treasury Securities - 12.7%
1,860,000	U.S. Treasury Bond, 5.38%, 02/15/31	2,640,473
665,000	U.S. Treasury Bond, 4.75%, 02/15/37	936,663
4,250,000	U.S. Treasury Bond, 3.63%, 08/15/43	5,194,299
2,850,000	U.S. Treasury Note, 1.25%, 01/31/19	2,860,243
3,285,000	U.S. Treasury Note, 2.00%, 02/28/21	3,365,328
2,810,000	U.S. Treasury Note, 1.63%, 11/15/22	2,782,558
		17,779,564
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 19.9%
Federal Home Loan Mortgage Corp. - 5.8%
3,551,862	Federal Home Loan Mortgage Corp. Interest Only REMIC, 1.64%, 08/25/16 (a)	56,702
860,241	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	894,095
1,669,000	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	1,785,732
99,524	Federal Home Loan Mortgage Corp., 3.50%, 12/01/26	105,785
362,428	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	368,552
1,106,449	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	1,211,256
595,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 06/15/37	652,938
935,653	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	1,004,239
1,907,200	Federal Home Loan Mortgage Corp., 4.00%, 10/01/44	2,055,895
		8,135,194
Federal National Mortgage Association - 12.2%
37,775	Federal National Mortgage Association, 5.50%, 11/01/16	39,696
26,669	Federal National Mortgage Association, 4.50%, 12/01/18	27,999
648,006	Federal National Mortgage Association REMIC, 4.00%, 02/25/19	674,281
764,400	Federal National Mortgage Association, 4.16%, 08/01/21	850,067
399,686	Federal National Mortgage Association, 7.50%, 08/01/22	433,582
95,578	Federal National Mortgage Association, 4.00%, 06/01/24	101,188
39,627	Federal National Mortgage Association, 4.00%, 10/01/24	41,960
615,467	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	677,412
1,932,321	Federal National Mortgage Association, 3.31%, 01/01/33	2,034,545
963,050	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	1,046,823
1,192,867	Federal National Mortgage Association, 5.80%, 12/01/33	1,368,761
508,377	Federal National Mortgage Association, 5.00%, 08/01/34	568,173
619,217	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	649,604
876,270	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	904,851

See accompanying Notes to Financial Statements.

Shares or Principal Amount	Security Description	Value
$41,137	Federal National Mortgage Association, 5.50%, 08/01/37	$46,416
180,362	Federal National Mortgage Association, 6.00%, 09/01/38	205,994
322,770	Federal National Mortgage Association, 4.50%, 06/01/39	357,495
1,218,247	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	1,223,685
568,337	Federal National Mortgage Association, 4.50%, 01/01/40	632,155
484,220	Federal National Mortgage Association, 4.50%, 12/01/40	529,730
1,330,757	Federal National Mortgage Association, 4.00%, 04/01/41	1,443,738
674,513	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	723,271
397,469	Federal National Mortgage Association, 4.00%, 02/01/42	432,313
1,846,130	Federal National Mortgage Association, 4.50%, 08/01/44	2,057,452
		17,071,191
Government National Mortgage Association - 1.7%
1,537,275	Government National Mortgage Association, 3.00%, 03/20/43	1,594,934
805,142	Government National Mortgage Association, 4.72%, 06/20/61	864,818
		2,459,752
Small Business Administration Participation Certificates - 0.2%
220,324	Small Business Administration Participation Certificates, 2.88%, 09/10/21	227,419
Total Government and Agency Obligations (cost $48,092,579)		50,778,273

Preferred Stock - 0.3%
580	U.S. Bancorp, Series A, 3.50% (callable at 1,000 beginning on 05/11/15) (d)	469,811
Total Preferred Stocks (cost $595,666)		469,811

Exchange Traded Funds - 0.4%
6,347	iShares iBoxx High Yield Corporate Bond Fund	575,102
Total Exchange Traded Funds (cost $554,471)		575,102

Shares
Investment Company - 0.9%
127,207	Federated Institutional High-Yield Bond Fund	1,273,337
Total Investment Company (cost $1,152,581)		1,273,337

Short Term Investments - 0.7%
Investment Company - 0.7%
898,207	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (f)	898,207
Total Short Term Investments (cost $898,207)		898,207

Total Investments - 99.6% (cost $135,762,280)		139,545,469
Other assets in excess of liabilities - 0.4%		572,727
NET ASSETS - 100%		$140,118,196

(a)                                                         Variable rate security. The rate reflected is the rate in effect at March 31, 2015.

(b)                                                         The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by Tributary Funds’ Board of Directors.  As of March 31, 2015, the aggregate value of these liquid securities was $5,565,077 which represented 4.0% of net assets.

(c)                                                          The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d)                                                         Perpetual maturity security.

(e)                                                          U.S. Treasury inflation indexed note, par amount is adjusted for inflation.

(f)                                                           Dividend yield changes daily to reflect current market conditions.  Rate was the quoted yield as of March 31, 2015.

ABS                                               Asset Backed Security

AMBAC                        AMBAC Indemnity Corp.

CDO                                             Collateralized Debt Obligation

CLO                                              Collateralized Loan Obligation

MBIA                                     Municipal Bond Investors Assurance

RB                                                      Revenue Bond

REMIC                             Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

BALANCED FUND

Shares	Security Description	Value
Common Stocks - 62.4%
Consumer Discretionary - 9.1%
1,500	AutoZone Inc. (a)	$1,023,240
11,100	BorgWarner Inc.	671,328
14,500	Comcast Corp. - Class A	818,815
17,100	D.R. Horton Inc.	487,008
8,000	Foot Locker Inc.	504,000
33,600	HanesBrands Inc.	1,125,936
11,500	Home Depot Inc.	1,306,515
6,800	Nike Inc. - Class B	682,244
3,500	Polaris Industries Inc.	493,850
21,500	PulteGroup Inc.	477,945
10,100	Starbucks Corp.	956,470
5,450	Ulta Salon Cosmetics & Fragrance Inc. (a)	822,132
2,200	Wynn Resorts Ltd.	276,936
		9,646,419
Consumer Staples - 6.5%
8,800	Costco Wholesale Corp.	1,333,156
10,400	CVS Caremark Corp.	1,073,384
11,400	Hain Celestial Group Inc. (a)	730,170
5,000	Hershey Co.	504,550
3,975	Keurig Green Mountain Inc.	444,127
6,000	Mead Johnson Nutrition Co.	603,180
105,000	Rite Aid Corp. (a)	912,450
8,200	United Natural Foods Inc. (a)	631,728
16,500	WhiteWave Foods Co. - Class A (a)	731,610
		6,964,355
Energy - 2.8%
3,000	Chevron Corp.	314,940
7,000	Concho Resources Inc. (a)	811,440
7,500	EOG Resources Inc.	687,675
12,800	Noble Energy Inc.	625,920
6,400	Schlumberger Ltd.	534,016
		2,973,991
Financials - 6.9%
4,000	ACE Ltd.	445,960
4,350	Affiliated Managers Group Inc. (a)	934,293
10,000	American Tower Corp.	941,500
3,800	Credit Acceptance Corp. (a)	741,000
26,700	Home Bancshares Inc.	904,863
12,600	PRA Group Inc. (a)	684,432
4,950	Signature Bank (a)	641,421
12,600	Stifel Financial Corp. (a)	702,450
10,000	T. Rowe Price Group Inc.	809,800
11,000	U.S. Bancorp	480,370
		7,286,089
Health Care - 12.5%
810	Actavis Plc (a)	241,072
3,000	Biogen Inc. (a)	1,266,720
18,000	Catamaran Corp. (a)	1,071,720
8,700	Celgene Corp. (a)	1,002,936
21,600	Centene Corp. (a)	1,526,904
12,700	Cerner Corp. (a)	930,402
5,100	Cooper Cos. Inc.	955,842
12,813	Mallinckrodt Plc (a)	1,622,767
3,900	McKesson Corp.	882,180
11,200	PerkinElmer Inc.	572,768
5,600	Teleflex Inc.	676,648
7,400	United Therapeutics Corp. (a)	1,276,019
26,600	Zoetis Inc. - Class A	1,231,314
		13,257,292
Industrials - 8.4%
5,500	FedEx Corp.	909,975
13,550	Fortune Brands Home & Security Inc.	643,354
16,000	HD Supply Holdings Inc. (a)	498,480
12,500	Middleby Corp. (a)	1,283,125
5,900	Pall Corp.	592,301
5,300	Roper Industries Inc.	911,600
25,800	Southwest Airlines Co.	1,142,940
8,600	Spirit Airlines Inc. (a)	665,296
17,300	Trinity Industries Inc.	614,323
10,200	Union Pacific Corp.	1,104,762
6,300	United Rentals Inc. (a)	574,308
		8,940,464
Information Technology - 13.9%
13,000	Adobe Systems Inc. (a)	961,220
9,600	Akamai Technologies Inc. (a)	682,032
11,600	Apple Inc.	1,443,388
9,300	Avago Technologies Ltd.	1,180,914
22,200	Broadridge Financial Solutions Inc.	1,221,222
24,400	Cadence Design Systems Inc. (a)	449,936
15,100	CDW Corp.	562,324
9,000	Cognizant Technology Solutions Corp. - Class A (a)	561,510
3,600	FactSet Research Systems Inc.	573,120
14,800	Fiserv Inc. (a)	1,175,120
4,000	FleetCor Technologies Inc. (a)	603,680
1,300	Google Inc. - Class C (a)	712,400
10,300	IAC/InterActiveCorp.	694,941
10,000	Jack Henry & Associates Inc.	698,900
9,000	MasterCard Inc. - Class A	777,510
26,600	Mentor Graphics Corp.	639,198
25,000	Methode Electronics Inc.	1,176,000
8,500	OSI Systems Inc. (a)	631,210
		14,744,625
Materials - 1.5%
17,900	Caesarstone Sdot-Yam Ltd.	1,086,709

See accompanying Notes to Financial Statements.

Shares or Principal Amount	Security Description	Value
6,800	Eastman Chemical Co.	$470,968
		1,557,677
Utilities - 0.8%
4,000	NextEra Energy Inc.	416,200
8,000	Southwest Gas Corp.	465,360
		881,560
Total Common Stocks (cost $46,964,372)		66,252,472

Non-U.S. Government Agency Asset-Backed Securities - 3.0%
$281,626	Bayview Commercial Asset Trust REMIC, 0.75%, 12/25/33 (b)	271,582
250,000	Cabela’s Master Credit Card Trust, 2.71%, 02/15/23	253,512
300,000	Capital One Multi-Asset Execution Trust, 1.48%, 09/15/17	302,156
265,806	Citicorp Residential Mortgage Securities REMIC, 5.94%, 07/25/36 (b)	275,598
145,000	Eaton Vance CLO Ltd., 1.70%, 07/15/26 (b)	144,316
220,000	Ford Credit Floorplan Master Owner Trust, 1.37%, 01/15/16	220,570
310,000	FREMF Mortgage Trust REMIC, 2.72%, 10/25/17 (b)	314,651
170,000	Gallatin CLO III Ltd., 0.60%, 05/15/21 (b)	166,358
375,000	GSAMP Trust REMIC, 0.67%, 05/25/36 (b)	346,740
500,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 06/15/18	535,846
251,586	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	263,675
150,000	Springleaf Mortgage Loan Trust REMIC, 2.66%, 12/25/59 (b)	149,954
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,237,665)		3,244,958

Corporate Bonds - 11.5%
Consumer Discretionary - 1.7%
330,000	DIRECTV Holdings LLC, 3.80%, 03/15/22	342,041
210,000	DIRECTV Holdings LLC, 3.95%, 01/15/25	216,358
300,000	McGraw-Hill Cos. Inc., 5.90%, 11/15/17	329,856
275,000	Newell Rubbermaid Inc., 4.00%, 06/15/22	287,574

Principal Amount
300,000	Viacom Inc., 6.25%, 04/30/16	317,808
300,000	Whirlpool Corp., 4.85%, 06/15/21	334,533
		1,828,170
Consumer Staples - 1.0%
250,000	Anheuser-Busch Cos. Inc., 5.00%, 03/01/19	279,375
300,000	ConAgra Foods Inc., 7.00%, 04/15/19	350,736
350,000	Wal-Mart Stores Inc., 3.30%, 04/22/24	370,024
		1,000,135
Energy - 0.8%
160,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	161,370
120,000	ConocoPhillips Co., 2.88%, 11/15/21	123,052
500,000	Shell International Finance BV, 3.25%, 09/22/15	506,464
		790,886
Financials - 3.5%
300,000	American Express Co., 6.80%, 09/01/66 (b)	315,060
300,000	American Honda Finance Corp., 1.60%, 02/16/18	302,399
250,000	Bank of America Corp., 4.13%, 01/22/24	267,709
350,000	CME Group Inc., 3.00%, 09/15/22	362,797
300,000	General Electric Capital Corp., 6.37%, 11/15/67 (b)	325,500
500,000	Health Care REIT Inc., 6.20%, 06/01/16	529,571
300,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (c)	322,875
325,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19	329,912
300,000	Morgan Stanley, 4.75%, 03/22/17	319,330
250,000	Regions Bank, 7.50%, 05/15/18	290,583
275,000	Wells Fargo & Co., 7.98% (callable at 100 beginning 03/15/18) (c)	301,125
		3,666,861
Health Care - 0.7%
250,000	Novartis Securities Investment Ltd., 5.13%, 02/10/19	282,140
500,000	Teva Pharmaceutical Finance II BV, 3.00%, 06/15/15	502,477
		784,617
Industrials - 1.7%
300,000	Burlington Northern Santa Fe LLC, 3.75%, 04/01/24	320,177
250,000	Caterpillar Inc., 7.90%, 12/15/18	304,715
500,000	Harley-Davidson Funding Corp., 6.80%, 06/15/18 (d)	579,306

See accompanying Notes to Financial Statements.

Principal Amount	Security Description	Value
$305,000	Textron Inc., 3.65%, 03/01/21	$318,904
310,000	United Technologies Corp., 3.10%, 06/01/22	322,330
		1,845,432
Information Technology - 0.6%
300,000	Intel Corp., 2.70%, 12/15/22	302,508
350,000	Oracle Corp., 3.40%, 07/08/24	367,916
		670,424
Materials - 0.3%
305,000	Mosaic Co., 4.25%, 11/15/23	325,273

Telecommunication Services - 0.3%
300,000	Verizon Communications Inc., 5.15%, 09/15/23	343,945

Utilities - 0.9%
400,000	Commonwealth Edison Co., 4.00%, 08/01/20	437,173
500,000	Sempra Energy, 6.50%, 06/01/16	531,889
		969,062
Total Corporate Bonds (cost $11,935,121)		12,224,805

Government and Agency Obligations - 18.6%
GOVERNMENT SECURITIES - 18.1%
Municipals - 2.8%
350,000	California State University, RB, 5.45%, 11/01/22	414,060
250,000	City of Aurora, Illinois, GO, Series A, 4.25%, 12/30/17	266,743
250,000	City of Industry, California, RB, 7.00%, 01/01/21	290,477
150,000	County of St. Charles, Missouri, RB, 5.16%, 10/01/20	169,020
190,000	Denver City & County Board of Water Commission, RB, Series A, 5.00%, 12/15/19	217,066
100,000	Denver Regional Transportation District, RB, 2.21%, 11/01/21	98,303
195,000	Kansas Development Finance Authority, RB, Series N, 5.20%, 11/01/19	221,738
300,000	Metro Wastewater Reclamation District, Sewer Revenue, Series B, 5.02%, 04/01/20	333,912
205,000	Northern Illinois Municipal Power Agency, Power Project Revenue, 5.69%, 01/01/17	218,491
200,000	Santa Monica Community College District, Series A, 5.73%, 08/01/24	232,628

Shares or Principal Amount
100,000	State of Florida Lottery, RB, 5.19%, 07/01/19	111,974
200,000	Town of Parker, Colorado, Series A, 5.30%, 11/01/18	223,872
100,000	Vista Community Development Commission California, 7.61%, 09/01/21	112,794
		2,911,078
U.S. Treasury Securities - 15.3%
2,480,000	U.S. Treasury Note, 1.75%, 05/31/16	2,520,107
4,350,000	U.S. Treasury Note, 0.63%, 09/30/17	4,338,107
4,505,000	U.S. Treasury Note, 1.25%, 01/31/19	4,521,191
2,635,000	U.S. Treasury Note, 2.00%, 02/28/21	2,699,434
2,215,000	U.S. Treasury Note, 1.63%, 11/15/22	2,193,368
		16,272,207
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 0.5%
Federal National Mortgage Association - 0.5%
142,995	Federal National Mortgage Association REMIC, 2.59%, 02/25/22	146,504
187,898	Federal National Mortgage Association, 3.50%, 12/01/26	199,571
184,993	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	185,819
		531,894
Total Government and Agency Obligations (cost $19,213,611)		19,715,179

Short Term Investments - 4.1%
Investment Company - 4.1%
4,322,154	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (e)	4,322,154
Total Short Term Investments (cost $4,322,154)		4,322,154

Total Investments - 99.6% (cost $85,672,923)		105,759,568
Other assets in excess of liabilities - 0.4%		455,309
NET ASSETS - 100%		$106,214,877

See accompanying Notes to Financial Statements.

(a)                                                         Non-income producing security.

(b)                                                         Variable rate security. The rate reflected is the rate in effect at March 31, 2015.

(c)                                                          Perpetual maturity security.

(d)                                                         The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by Tributary Funds’ Board of Directors.  As of March 31, 2015, the aggregate value of these liquid securities was $579,306 which represented 0.5% of net assets.

(e)                                                          Dividend yield changes daily to reflect current market conditions.  Rate was the quoted yield as of March 31, 2015.

ABS                                               Asset Backed Security

CLO                                              Collateralized Loan Obligation

GO                                                      General Obligation

RB                                                      Revenue Bond

REIT                                          Real Estate Investment Trust

REMIC                             Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks - 97.4%
Consumer Discretionary - 19.1%
4,000	AutoZone Inc. (a)	$2,728,640
14,744	BorgWarner Inc.	891,717
42,200	Brinker International Inc.	2,597,832
30,522	Cabela’s Inc. (a)	1,708,622
36,600	Carter’s Inc.	3,384,402
24,900	D.R. Horton Inc.	709,152
36,662	Discovery Communications Inc. - Class C (a)	1,080,613
16,819	Foot Locker Inc.	1,059,597
49,800	Grand Canyon Education Inc. (a)	2,156,340
225,400	Groupon Inc. - Class A (a)	1,625,134
74,400	HanesBrands Inc.	2,493,144
20,000	Michael Kors Holdings Ltd. (a)	1,315,000
12,380	O’Reilly Automotive Inc. (a)	2,677,051
5,514	Polaris Industries Inc.	778,025
30,000	PulteGroup Inc.	666,900
17,400	Restoration Hardware Holdings Inc. (a)	1,725,906
80,000	Standard Pacific Corp. (a)	720,000
14,800	Tenneco Inc. (a)	849,816
21,920	Ulta Salon Cosmetics & Fragrance Inc. (a)	3,306,632
8,232	Wynn Resorts Ltd.	1,036,244
		33,510,767
Consumer Staples - 8.0%
39,260	Hain Celestial Group Inc. (a)	2,514,603
41,662	Herbalife Ltd. (a)	1,781,467
17,600	Keurig Green Mountain Inc.	1,966,448
379,380	Rite Aid Corp. (a)	3,296,812
74,800	Sprouts Farmers Market Inc. (a)	2,635,204
40,400	WhiteWave Foods Co. - Class A (a)	1,791,336
		13,985,870
Energy - 3.8%
13,900	Bristow Group Inc.	756,855
14,000	Concho Resources Inc. (a)	1,622,880
33,761	Noble Energy Inc.	1,650,913
31,900	Oceaneering International Inc.	1,720,367
28,000	Whiting Petroleum Corp. (a)	865,200
		6,616,215
Financials - 9.7%
9,800	Affiliated Managers Group Inc. (a)	2,104,844
167,600	American Homes 4 Rent - Class A	2,773,780
11,648	Credit Acceptance Corp. (a)	2,271,360
66,400	Home Bancshares Inc.	2,250,296
30,662	PRA Group Inc. (a)	1,665,560
12,914	Signature Bank (a)	1,673,396
39,400	Stifel Financial Corp. (a)	2,196,550
24,330	T. Rowe Price Group Inc.	1,970,243
		16,906,029
Health Care - 18.1%
250,680	Allscripts Healthcare Solutions Inc. (a)	2,998,133
27,360	Bio-Techne Corp.	2,743,934
50,735	Catamaran Corp. (a)	3,020,762
48,000	Centene Corp. (a)	3,393,120
38,324	Cerner Corp. (a)	2,807,616
13,000	Cooper Cos. Inc.	2,436,460
44,850	Mallinckrodt Plc (a)	5,680,253
26,000	PerkinElmer Inc.	1,329,640
21,341	Teleflex Inc.	2,578,633
15,000	United Therapeutics Corp. (a)	2,586,525
44,000	Zoetis Inc. - Class A	2,036,760
		31,611,836
Industrials - 14.9%
11,150	Cummins Inc.	1,545,836
17,594	Dover Corp.	1,216,097
36,800	Fortune Brands Home & Security Inc.	1,747,264
17,867	Genesee & Wyoming Inc. - Class A (a)	1,723,093
74,500	HD Supply Holdings Inc. (a)	2,321,048
17,682	Lincoln Electric Holdings Inc.	1,156,226
25,500	Middleby Corp. (a)	2,617,575
20,300	Pall Corp.	2,037,917
12,116	Roper Industries Inc.	2,083,952
82,477	Southwest Airlines Co.	3,653,731
14,800	Spirit Airlines Inc. (a)	1,144,928
31,600	Trinity Industries Inc.	1,122,116
19,150	United Rentals Inc. (a)	1,745,714
42,040	XPO Logistics Inc. (a)	1,911,559
		26,027,056
Information Technology - 21.0%
24,000	Akamai Technologies Inc. (a)	1,705,080
76,700	ARRIS Group Inc. (a)	2,216,247
28,700	Avago Technologies Ltd.	3,644,326
48,100	Broadridge Financial Solutions Inc.	2,645,981
93,300	Cadence Design Systems Inc. (a)	1,720,452
60,600	CDW Corp.	2,256,744
17,867	Citrix Systems Inc. (a)	1,141,165
9,934	FactSet Research Systems Inc.	1,581,493
38,300	Fiserv Inc. (a)	3,041,020
11,500	FleetCor Technologies Inc. (a)	1,735,580
43,620	IAC/InterActiveCorp.	2,943,041
27,417	Jack Henry & Associates Inc.	1,916,174
91,337	Mentor Graphics Corp.	2,194,828
43,550	Methode Electronics Inc.	2,048,592
45,250	Microchip Technology Inc.	2,212,725
22,321	OSI Systems Inc. (a)	1,657,558
64,370	QLIK Technologies Inc. (a)	2,003,838
		36,664,844
Materials - 2.8%
36,500	Caesarstone Sdot-Yam Ltd.	2,215,915
11,484	Eastman Chemical Co.	795,382

See accompanying Notes to Financial Statements.

Shares	Security Description	Value
34,400	FMC Corp.	$1,969,400
		4,980,697
Total Common Stocks (cost $113,142,150)		170,303,314

Short Term Investments - 3.4%
Investment Company - 3.4%
5,959,484	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	5,959,484

Total Short Term Investments (cost $5,959,484)		5,959,484

Total Investments - 100.8% (cost $119,101,634)		176,262,798
Liabilities in excess of other assets - (0.8%)		(1,371,002)
NET ASSETS - 100%		$174,891,796

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2015.

See accompanying Notes to Financial Statements.

SMALL COMPANY FUND

Shares	Security Description	Value
Common Stocks - 96.0%
Consumer Discretionary - 11.2%
97,022	Ann Inc. (a)	$3,980,813
77,851	Buckle Inc.	3,977,408
353,061	Callaway Golf Co.	3,364,671
139,307	Iconix Brand Group Inc. (a)	4,690,467
27,414	Jack in the Box Inc.	2,629,551
83,405	Steiner Leisure Ltd. (a)	3,953,397
161,525	Tumi Holdings Inc. (a)	3,950,901
84,122	Vitamin Shoppe Inc. (a)	3,464,985
		30,012,193
Consumer Staples - 3.6%
66,652	Calavo Growers Inc.	3,427,246
89,139	Inter Parfums Inc.	2,907,714
33,685	Lancaster Colony Corp.	3,205,801
		9,540,761
Energy - 3.2%
168,602	Matrix Service Co. (a)	2,960,651
60,919	PDC Energy Inc. (a)	3,292,063
45,510	SM Energy Co.	2,351,957
		8,604,671
Financials - 22.2%
280,675	Cardinal Financial Corp.	5,607,886
48,108	Cullen/Frost Bankers Inc.	3,323,301
95,679	Greenlight Capital Re Ltd. - Class A (a)	3,042,592
58,052	Home Properties Inc.	4,022,423
133,036	LTC Properties Inc.	6,119,656
158,927	MB Financial Inc.	4,976,004
383,162	Old National Bancorp	5,437,069
94,604	Opus Bank	2,921,372
205,691	Selective Insurance Group	5,975,324
139,128	Southside Bancshares Inc.	3,991,582
85,466	Stifel Financial Corp. (a)	4,764,729
86,809	UMB Financial Corp.	4,591,328
88,870	United Bankshares Inc.	3,339,735
12,542	Virtus Investment Partners Inc.	1,640,117
		59,753,118
Health Care - 14.0%
199,689	AMN Healthcare Services Inc. (a)	4,606,825
43,629	Analogic Corp.	3,965,876
104,010	Genomic Health Inc. (a)	3,177,506
59,575	Greatbatch Inc. (a)	3,446,414
64,861	Integra LifeSciences Holdings Corp. (a)	3,998,681
111,625	Masimo Corp. (a)	3,681,392
92,812	Team Health Holdings Inc. (a)	5,430,430
68,982	VCA Antech Inc. (a)	3,781,593
89,408	West Pharmaceutical Services Inc.	5,383,256
		37,471,973
Industrials - 15.1%
105,444	Actuant Corp. - Class A	2,503,241
133,843	Barnes Group Inc.	5,419,303
89,676	CLARCOR Inc.	5,923,997
79,463	Forward Air Corp.	4,314,841
109,206	Franklin Electric Co. Inc.	4,165,117
102,487	Granite Construction Inc.	3,601,393
61,904	Multi-Color Corp.	4,291,804
279,421	Navigant Consulting Inc. (a)	3,621,296
144,503	Tetra Tech Inc.	3,470,962
100,875	TriMas Corp. (a)	3,105,941
		40,417,895
Information Technology - 19.2%
52,300	Anixter International Inc. (a)	3,981,599
40,600	CACI International Inc. - Class A (a)	3,650,752
50,706	Coherent Inc. (a)	3,293,862
44,166	Littelfuse Inc.	4,389,659
73,192	Methode Electronics Inc.	3,442,952
295,600	Micrel Inc.	4,457,648
117,000	Microsemi Corp. (a)	4,141,800
61,188	MTS Systems Corp.	4,628,872
87,257	National Instruments Corp.	2,795,714
75,253	NetGear Inc. (a)	2,474,319
119,688	Park Electrochemical Corp.	2,580,473
118,165	PTC Inc. (a)	4,274,028
66,384	Syntel Inc. (a)	3,434,044
44,704	Zebra Technologies Corp. - Class A (a)	4,055,323
		51,601,045
Materials - 4.2%
96,664	Carpenter Technology Corp.	3,758,296
79,463	Materion Corp.	3,053,763
66,652	Sensient Technologies Corp.	4,590,990
		11,403,049
Utilities - 3.3%
72,117	IDACORP Inc.	4,533,996
115,029	Westar Energy Inc.	4,458,524
		8,992,520
Total Common Stocks (cost $197,555,560)		257,797,225

Short Term Investments - 3.9%
Investment Company - 3.9%
10,548,989	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	10,548,989

Total Short Term Investments (cost $10,548,989)		10,548,989

Total Investments - 99.9% (cost $208,104,549)		268,346,214
Other assets in excess of liabilities - 0.1%		240,577
NET ASSETS - 100%		$268,586,791

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2015.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2015

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Assets:
Investments, at cost	$113,749,447	$135,762,280
Unrealized appreciation of investments	725,195	3,783,189
Total investments, at value	114,474,642	139,545,469
Cash	—	—
Interest and dividends receivable	417,219	704,356
Receivable for capital shares issued	113,818	286,848
Prepaid expenses	16,207	18,521
Total Assets	115,021,886	140,555,194
Liabilities:
Cash Overdraft	—	2,172
Distributions payable	138,361	235,931
Payable for investments purchased	—	40,214
Payable for capital shares redeemed	30,295	77,198
Accrued expenses and other payables:
Investment advisory fees	12,115	25,065
Administration fees payable to non-related parties	8,445	9,752
Administration fees payable to related parties	6,823	8,214
Shareholder service fees - Institutional Class	5,527	4,291
Other fees	33,198	34,161
Total liabilities	234,764	436,998
Net assets	$114,787,122	$140,118,196
Composition of Net Assets:
Capital	$116,204,465	$136,047,657
Accumulated (excess of distributions over) net investment income (loss)	(223,440)	355,676
Accumulated net realized gain (loss) from investments	(1,919,098)	(68,326)
Net unrealized appreciation on investments	725,195	3,783,189
Net Assets	$114,787,122	$140,118,196
Institutional Class:
Net assets	$23,000,189	$19,693,364
Shares of beneficial interest	2,432,894	1,873,366
Net asset value, offering and redemption price per share	$9.45	$10.51
Institutional Plus Class:
Net assets	$91,786,933	$120,424,832
Shares of beneficial interest	9,678,479	11,445,766
Net asset value, offering and redemption price per share	$9.48	$10.52

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2015

	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND
Assets:
Investments, at cost	$85,672,923	$119,101,634	$208,104,549
Unrealized appreciation of investments	20,086,645	57,161,164	60,241,665
Total investments, at value	105,759,568	176,262,798	268,346,214
Cash	—	—	—
Interest and dividends receivable	266,258	35,881	140,866
Receivable for capital shares issued	374,835	230,894	811,240
Prepaid expenses	14,633	17,910	20,743
Total Assets	106,415,294	176,547,483	269,319,063
Liabilities:
Cash Overdraft	—	—	159,064
Distributions payable	—	—	—
Payable for investments purchased	—	1,323,776	—
Payable for capital shares redeemed	82,464	141,990	291,730
Accrued expenses and other payables:
Investment advisory fees	55,951	108,421	188,281
Administration fees payable to non-related parties	6,831	10,593	17,121
Administration fees payable to related parties	6,217	10,297	16,642
Shareholder service fees - Institutional Class	15,585	23,432	14,534
Other fees	33,369	37,178	44,900
Total liabilities	200,417	1,655,687	732,272
Net assets	$106,214,877	$174,891,796	$268,586,791
Composition of Net Assets:
Capital	$84,994,170	$105,616,629	$206,248,045
Accumulated (excess of distributions over) net investment income (loss)	21,117	(161,586)	673,446
Accumulated net realized gain (loss) from investments	1,112,945	12,275,589	1,423,635
Net unrealized appreciation on investments	20,086,645	57,161,164	60,241,665
Net Assets	$106,214,877	$174,891,796	$268,586,791
Institutional Class:
Net assets	$70,614,671	$55,887,977	$51,296,113
Shares of beneficial interest	3,998,000	2,938,455	2,131,862
Net asset value, offering and redemption price per share	$17.66	$19.02	$24.06
Institutional Plus Class:
Net assets	$35,600,206	$119,003,819	$217,290,678
Shares of beneficial interest	2,026,717	6,202,056	9,007,943
Net asset value, offering and redemption price per share	$17.57	$19.19	$24.12

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2015

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Investment Income:
Interest	$2,243,560	$3,747,063
Dividend	19,645	124,089
Foreign tax withholding	—	—
Total Income	2,263,205	3,871,152
Expenses:
Investment advisory fees	556,384	736,262
Administration fees	175,355	192,878
Shareholder service fees - Institutional Class	45,382	36,259
Custodian fees	5,294	5,352
Chief compliance officer fees	13,041	14,510
Director fees	5,146	5,589
Transfer agent fees	48,578	47,278
Registration and filing fees	35,355	33,671
Other fees	50,155	51,595
Total expenses before waivers	934,690	1,123,394
Expenses waived by Adviser	(273,545)	(308,646)
Total Expenses	661,145	814,748
Net Investment Income (Loss)	1,602,060	3,056,404
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain on investment transactions	129,622	598,571
Change in unrealized appreciation (depreciation) on investments	(42,954)	2,798,021
Net realized and unrealized gain on investments	86,668	3,396,592
Net increase in net assets from operations	$1,688,728	$6,452,996

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2015

	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND
Investment Income:
Interest	$665,658	$—	$—
Dividend	575,037	1,117,711	3,074,698
Foreign tax withholding	(2,212)	(3,450)	—
Total Income	1,238,483	1,114,261	3,074,698
Expenses:
Investment advisory fees	750,917	1,248,318	1,980,380
Administration fees	149,199	239,467	334,632
Shareholder service fees - Institutional Class	150,801	123,417	97,418
Custodian fees	5,110	5,529	5,671
Chief compliance officer fees	11,663	19,219	27,341
Director fees	4,561	7,611	10,127
Transfer agent fees	62,161	63,065	71,325
Registration and filing fees	26,263	26,411	27,526
Other fees	47,349	67,049	76,246
Total expenses before waivers	1,208,024	1,800,086	2,630,666
Expenses waived by Adviser	(89,645)	(145,500)	(242,843)
Total Expenses	1,118,379	1,654,586	2,387,823
Net Investment Income (Loss)	120,104	(540,325)	686,875
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain on investment transactions	2,063,206	24,270,588	27,212,398
Change in unrealized appreciation (depreciation) on investments	6,926,044	(3,092,755)	(5,426,752)
Net realized and unrealized gain on investments	8,989,250	21,177,833	21,785,646
Net increase in net assets from operations	$9,109,354	$20,637,508	$22,472,521

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SHORT-INTERMEDIATE BOND FUND		INCOME FUND
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Operations:
Net investment income (loss)	$1,602,060	$1,604,590	$3,056,404	$2,392,503
Net realized gain (loss) on investment transactions	129,622	26,041	598,571	(17,025)
Change in unrealized appreciation (depreciation) on investments	(42,954)	(857,570)	2,798,021	(1,749,029)
Net increase in net assets from operations	1,688,728	773,061	6,452,996	626,449
Distributions to Shareholders:
From net investment income
Institutional Class	(291,929)	(298,174)	(412,416)	(490,002)
Institutional Plus Class	(1,617,218)	(1,278,083)	(2,884,748)	(1,907,202)
From net realized gains on investments
Institutional Class	(26,650)	(4,943)	(9,917)	—
Institutional Plus Class	(113,010)	(33,677)	(60,414)	—
Change in net assets from distributions to shareholders	(2,048,807)	(1,614,877)	(3,367,495)	(2,397,204)
Capital Transactions:
Proceeds from shares issued
Institutional Class	15,251,366	11,256,485	12,117,966	5,776,478
Institutional Plus Class	25,587,718	82,266,049	39,354,660	88,730,241
Proceeds from dividends reinvested
Institutional Class	244,100	159,741	386,732	248,675
Institutional Plus Class	193,358	344,164	534,417	450,640
Cost of shares redeemed
Institutional Class	(5,546,677)	(46,559,183)	(3,990,065)	(49,510,273)
Institutional Plus Class (a)	(27,854,281)	(18,238,002)	(14,965,552)	(20,319,770)
Change in net assets from capital transactions	7,875,584	29,229,254	33,438,158	25,375,991
Change in net assets	7,515,505	28,387,438	36,523,659	23,605,236
Net Assets:
Beginning of year	107,271,617	78,884,179	103,594,537	79,989,301
End of year	$114,787,122	$107,271,617	$140,118,196	$103,594,537
Accumulated (excess of distributions over) net investment income (loss)	$(223,440)	$(105,782)	$355,676	$238,651
Share Transactions Institutional Class:
Shares issued	1,609,543	1,183,318	1,167,496	560,878
Shares reinvested	25,798	16,827	37,132	24,304
Shares redeemed	(586,226)	(4,872,773)	(383,446)	(4,758,790)
Change in shares	1,049,115	(3,672,628)	821,182	(4,173,608)
Share Transactions Institutional Plus Class:
Shares issued	2,692,813	8,620,068	3,783,503	8,582,860
Shares reinvested	20,363	36,141	51,288	43,963
Shares redeemed	(2,931,712)	(1,916,795)	(1,436,069)	(1,990,672)
Change in shares	(218,536)	6,739,414	2,398,722	6,636,151

(a)         For the Small Company Fund, the amount includes $30,657,321 from a redemption-in-kind for the year ended March 31, 2015.  For the Growth Opportunities Fund, the amount includes $1,092,420 from a redemption-in-kind for the year ended March 31, 2014.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Operations:
Net investment income (loss)	$120,104	$434,877	$(540,325)	$(263,481)	$686,875	$595,098
Net realized gain (loss) on investment transactions	2,063,206	12,082,625	24,270,588	19,503,536	27,212,398	11,527,628
Change in unrealized appreciation (depreciation) on investments	6,926,044	(910,935)	(3,092,755)	14,782,333	(5,426,752)	28,721,899
Net increase in net assets from operations	9,109,354	11,606,567	20,637,508	34,022,388	22,472,521	40,844,625
Distributions to Shareholders:
From net investment income
Institutional Class	(27,341)	(354,251)	—	—	(13,323)	(201,831)
Institutional Plus Class	(76,522)	(122,160)	—	—	(345,372)	(1,216,530)
From net realized gains on investments
Institutional Class	(6,357,484)	(4,368,037)	(6,722,523)	(4,687,214)	(3,981,666)	(600,088)
Institutional Plus Class	(2,274,421)	(1,176,200)	(13,427,577)	(8,009,258)	(18,431,393)	(2,008,931)
Change in net assets from distributions to shareholders	(8,735,768)	(6,020,648)	(20,150,100)	(12,696,472)	(22,771,754)	(4,027,380)
Capital Transactions:
Proceeds from shares issued
Institutional Class	26,807,679	22,143,826	9,954,681	18,745,345	19,871,107	12,627,697
Institutional Plus Class	17,771,053	9,269,431	23,647,450	75,255,184	105,445,428	66,693,239
Proceeds from dividends reinvested
Institutional Class	5,679,964	4,428,599	6,342,624	4,089,227	3,572,725	663,199
Institutional Plus Class	2,043,920	1,225,096	5,862,598	4,237,793	8,446,277	2,170,460
Cost of shares redeemed
Institutional Class	(30,967,092)	(17,490,726)	(19,668,891)	(60,137,948)	(14,130,500)	(57,759,533)
Institutional Plus Class (a)	(5,010,006)	(3,573,544)	(28,202,267)	(20,765,882)	(60,655,365)	(24,192,012)
Change in net assets from capital transactions	16,325,518	16,002,682	(2,063,805)	21,423,719	62,549,672	203,050
Change in net assets	16,699,104	21,588,601	(1,576,397)	42,749,635	62,250,439	37,020,295
Net Assets:
Beginning of year	89,515,773	67,927,172	176,468,193	133,718,558	206,336,352	169,316,057
End of year	$106,214,877	$89,515,773	$174,891,796	$176,468,193	$268,586,791	$206,336,352
Accumulated (excess of distributions over) net investment income (loss)	$21,117	$—	$(161,586)	$—	$673,446	$345,266
Share Transactions Institutional Class:
Shares issued	1,516,391	1,286,428	516,220	1,039,883	817,715	585,830
Shares reinvested	335,399	256,579	354,337	213,425	151,194	28,125
Shares redeemed	(1,777,076)	(1,015,415)	(1,024,574)	(3,369,594)	(593,829)	(2,795,136)
Change in shares	74,714	527,592	(154,017)	(2,116,286)	375,080	(2,181,181)
Share Transactions Institutional Plus Class:
Shares issued	1,026,044	529,911	1,257,346	4,137,044	4,492,438	3,167,785
Shares reinvested	121,038	71,309	324,798	220,145	356,684	91,969
Shares redeemed	(287,522)	(208,526)	(1,463,870)	(1,098,100)	(2,533,408)	(1,090,721)
Change in shares	859,560	392,694	118,274	3,259,089	2,315,714	2,169,033

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets*(c)	Portfolio Turnover(b)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/15	$9.48	$0.12	$0.00	$0.12	$(0.14)	$(0.01)		$9.45	1.33%	$23,000	0.79%	1.24%	1.04%	51%
03/31/14	9.60	0.15	(0.12)	0.03	(0.15)	(0.00	)(d)	9.48	0.40	13,123	0.79	1.62	1.01	48
03/31/13	9.48	0.23	0.13	0.36	(0.23)	(0.01)		9.60	3.85	48,543	0.83	2.36	1.05	50
03/31/12	9.51	0.25	0.01	0.26	(0.27)	(0.02)		9.48	2.80	49,848	0.84	2.66	1.06	42
03/31/11	9.51	0.28	0.03	0.31	(0.31)	—		9.51	3.27	68,550	0.82	2.94	1.08	45
Institutional Plus Class
03/31/15	9.51	0.14	0.01	0.15	(0.17)	(0.01)		9.48	1.57	91,787	0.55	1.48	0.80	51
03/31/14	9.61	0.17	(0.10)	0.07	(0.17)	(0.00	)(d)	9.51	0.77	94,149	0.58	1.79	0.80	48
03/31/13	9.49	0.25	0.14	0.39	(0.26)	(0.01)		9.61	4.11	30,342	0.58	2.59	0.80	50
03/31/12(e)	9.40	0.13	0.12	0.25	(0.14)	(0.02)		9.49	2.62	15,936	0.61	2.98	0.83	42

INCOME FUND
Institutional Class
03/31/15	10.25	0.24	0.29	0.53	(0.26)	(0.01)		10.51	5.18	19,693	0.85	2.30	1.11	52
03/31/14	10.47	0.28	(0.21)	0.07	(0.29)	—		10.25	0.72	10,784	0.81	2.71	1.08	55
03/31/13	10.23	0.31	0.24	0.55	(0.31)	—		10.47	5.46	54,724	0.88	3.01	1.15	42
03/31/12	9.91	0.36	0.32	0.68	(0.36)	—		10.23	6.93	54,401	0.91	3.56	1.18	38
03/31/11	9.79	0.42	0.10	0.52	(0.40)	—		9.91	5.37	56,542	0.83	4.26	1.18	68
Institutional Plus Class
03/31/15	10.26	0.26	0.29	0.55	(0.28)	(0.01)		10.52	5.40	120,425	0.63	2.52	0.89	52
03/31/14	10.48	0.30	(0.22)	0.08	(0.30)	—		10.26	0.79	92,810	0.64	2.91	0.91	55
03/31/13	10.24	0.34	0.24	0.58	(0.34)	—		10.48	5.70	25,266	0.63	3.24	0.90	42
03/31/12(e)	10.14	0.15	0.10	0.25	(0.15)	—		10.24	2.47	11,933	0.66	3.45	0.93	38

BALANCED FUND
Institutional Class
03/31/15	17.61	0.01	1.58	1.59	(0.01)	(1.53)		17.66	9.40	70,615	1.17	0.06	1.26	69
03/31/14	16.30	0.09	2.56	2.65	(0.10)	(1.24)		17.61	16.46	69,070	1.16	0.53	1.29	91
03/31/13	15.39	0.15	0.90	1.05	(0.14)	—		16.30	6.89	55,358	1.22	0.98	1.35	27
03/31/12	14.27	0.13	1.12	1.25	(0.13)	—		15.39	8.82	52,199	1.25	0.93	1.38	25
03/31/11	12.44	0.22	1.82	2.04	(0.21)	—		14.27	16.56	38,591	1.22	1.67	1.37	34
Institutional Plus Class
03/31/15	17.52	0.05	1.57	1.62	(0.04)	(1.53)		17.57	9.67	35,600	0.97	0.30	1.06	69
03/31/14	16.23	0.12	2.54	2.66	(0.13)	(1.24)		17.52	16.65	20,446	0.95	0.72	1.08	91
03/31/13	15.36	0.19	0.90	1.09	(0.22)	—		16.23	7.17	12,569	0.97	1.24	1.10	27
03/31/12(e)	13.90	0.07	1.47	1.54	(0.08)	—		15.36	11.13	12,773	1.02	1.06	1.15	25

See accompanying Notes to Financial Statements.

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets*(c)	Portfolio Turnover(b)
GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/15	$19.16	$(0.09)	$2.41	$2.32	$—		$(2.46)	$19.02	12.93%	$55,888	1.14%	(0.47)%	1.23%	50%
03/31/14	16.63	(0.05)	4.10	4.05	—		(1.52)	19.16	24.36	59,249	1.08	(0.28)	1.20	56
03/31/13	15.52	(0.05)	1.53	1.48	—		(0.37)	16.63	9.79	86,600	1.15	(0.33)	1.27	55
03/31/12	15.19	(0.08)	0.41	0.33	—		—	15.52	2.17	80,961	1.16	(0.55)	1.28	72
03/31/11	11.50	0.02	3.72	3.74	(0.05	)(f)	—	15.19	32.54	107,089	1.16	0.18	1.30	45
Institutional Plus Class
03/31/15	19.27	(0.05)	2.43	2.38	—		(2.46)	19.19	13.18	119,004	0.92	(0.25)	1.01	50
03/31/14	16.68	(0.02)	4.13	4.11	—		(1.52)	19.27	24.65	117,219	0.89	(0.08)	1.01	56
03/31/13	15.53	(0.01)	1.53	1.52	—		(0.37)	16.68	10.05	47,119	0.90	(0.07)	1.02	55
03/31/12(e)	13.31	(0.01)	2.23	2.22	—		—	15.53	16.68	42,774	0.93	(0.13)	1.05	72

SMALL COMPANY FUND
Institutional Class
03/31/15	24.39	0.02	1.65	1.67	(0.01)		(1.99)	24.06	6.97	51,296	1.20	0.09	1.31	29
03/31/14	19.98	0.03	4.81	4.84	(0.11)		(0.32)	24.39	24.26	42,855	1.19	0.13	1.32	21
03/31/13	19.11	0.18	1.63	1.81	(0.09)		(0.85)	19.98	10.11	78,688	1.22	0.97	1.35	19
03/31/12	19.37	0.09	0.59	0.68	(0.07)		(0.87)	19.11	4.25	60,370	1.22	0.47	1.35	30
03/31/11	16.56	0.11	3.89	4.00	(0.01)		(1.18)	19.37	24.83	77,747	1.26	0.64	1.41	28
Institutional Plus Class
03/31/15	24.43	0.08	1.64	1.72	(0.04)		(1.99)	24.12	7.17	217,291	0.98	0.34	1.09	29
03/31/14	20.04	0.09	4.81	4.90	(0.19)		(0.32)	24.43	24.53	163,481	0.96	0.39	1.09	21
03/31/13	19.16	0.23	1.64	1.87	(0.14)		(0.85)	20.04	10.43	90,628	0.97	1.23	1.10	19
03/31/12	19.38	0.13	0.60	0.73	(0.08)		(0.87)	19.16	4.51	84,974	0.96	0.74	1.10	30
03/31/11(e)	18.09	0.01	1.28	1.29	—		—	19.38	7.13	64,005	0.93	0.22	1.10	28

*	Ratios excluding contractual and voluntary waivers.
(a)	Per share data calculated using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount represents less than $0.005.
(e)

Commencement of Operations of Institutional Plus Class shares was as follows: Small Company Fund - December 17, 2010; Short-Intermediate Bond Fund, Balanced Fund and Growth Opportunities Fund - October 14, 2011; Income Fund - October 28, 2011.

(f)	Distribution amount for the Growth Opportunities Fund includes a return of capital distribution of $0.03 per share for the year ended March 31, 2011.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

1. Organization

Tributary Funds, Inc. (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series.  The Company consists of five series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Growth Opportunities Fund and the Small Company Fund (collectively, the “Funds” and individually, a “Fund”).  Each series represents a distinct portfolio with its own investment objectives and policies.

All Funds offer Institutional Class and Institutional Plus Class shares without a sales charge.  The two classes differ principally in applicable minimum investment and shareholder servicing fees.  Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes.  Each share class also has different voting rights on matters affecting a single class.  No class has preferential dividend rights.

2. Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation

The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m. Eastern Time.  In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE.  Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate market value.  Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation.  Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee (“Fair Value Committee”) pursuant to procedures established by the Company’s Board of Directors (“Board”).  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee’s own assumptions in determining fair value.  Factors used in determining fair value include, but are not limited to:  type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company’s pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds’ Adviser, Sub-Adviser and Treasurer, who serves on the committee as a non-voting member.  The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

adopted by the Board, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Fair Valuation Committee’s determinations are subject to review by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price).  One component of fair value is a three-tier fair value hierarchy.  The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 — includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a securities exchange or investments in mutual funds.

Level 2 — includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes in active markets, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 — includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index, or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the Co-Administrator regularly compares current day prices with prior day prices, transaction prices, and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Co-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To substantiate Level 3 unobservable inputs, the Adviser and Co-Administrator use a variety of techniques as appropriate, including, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2015, by category:

	LEVEL 1 - Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$49,616,885	$—	$49,616,885
Corporate Bonds	—	29,172,396	—	29,172,396
Government and Agency Obligations	—	34,497,054	—	34,497,054
Preferred Stocks	445,511	—	—	445,511
Short Term Investments	742,796	—	—	742,796
Total	$1,188,307	$113,286,335	$—	$114,474,642

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

	LEVEL 1 - Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$52,732,136	$—	$52,732,136
Corporate Bonds	—	32,818,603	—	32,818,603
Government and Agency Obligations	—	50,778,273	—	50,778,273
Preferred Stock	469,811	—	—	469,811
Exchange Traded Funds	575,102	—	—	575,102
Investment Company	1,273,337	—	—	1,273,337
Short Term Investments	898,207	—	—	898,207
Total	$3,216,457	$136,329,012	$—	$139,545,469
Balanced Fund
Common Stocks	$66,252,472	$—	$—	$66,252,472
Non-U.S. Government Agency Asset-Backed Securities	—	3,244,958	—	3,244,958
Corporate Bonds	—	12,224,805	—	12,224,805
Government and Agency Obligations	—	19,715,179	—	19,715,179
Short Term Investments	4,322,154	—	—	4,322,154
Total	$70,574,626	$35,184,942	$—	$105,759,568
Growth Opportunities Fund
Common Stocks	$170,303,314	$—	$—	$170,303,314
Short Term Investments	5,959,484	—	—	5,959,484
Total	$176,262,798	$—	$—	$176,262,798
Small Company Fund
Common Stocks	$257,797,225	$—	$—	$257,797,225
Short Term Investments	10,548,989	—	—	10,548,989
Total	$268,346,214	$—	$—	$268,346,214

The Funds recognize transfers between levels as of the beginning of the year.  There were no significant transfers into or out of Level 1, 2 or 3 during the year ended March 31, 2015.  There were no significant Level 3 valuations for which unobservable valuation inputs were developed at March 31, 2015.

Guarantees and Indemnifications

In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities.  Each Fund’s maximum exposure under these arrangements is unknown.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, certain of the Company’s contracts with service providers contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Securities Transactions, Investment Income and Foreign Taxes

Securities transactions are accounted for no later than one business day following trade date.  For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date.  Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount.  Dividend income is recorded on the ex-dividend date.  Dividends and interest from non-U.S. sources received by a Fund are generally

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

subject to non-U.S. net withholding taxes.  Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties.  Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond and Income Funds.  The Balanced Fund declares and pays dividends from net investment income, if any, quarterly.  The Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually.  Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers.  The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

3. Related Party Transactions and Fees and Agreements

Tributary Capital Management, LLC (“Tributary” or “Adviser”), a subsidiary of First National Bank of Omaha (“FNBO”), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds.  Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund’s average daily net assets:  0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for each of the Balanced Fund and Growth Opportunities Fund, and 0.85% for the Small Company Fund.  First National Fund Advisers (“FNFA” or “Sub-Adviser”), a division of FNBO, serves as the investment sub-adviser for the Short-Intermediate Bond Fund and Income Fund.  Effective October 1, 2014 FNFA began serving as Sub-Adviser for the Tributary Balanced Fund and Tributary Growth Opportunities Fund.  Sub-advisory fees paid to FNFA are paid by Tributary.

Tributary contractually agreed to waive certain of its fees until July 31, 2014 at the annual rate of the following percentages of each Fund’s average daily net assets:  0.22% for the Short-Intermediate Bond Fund, 0.27% for the Income Fund, 0.125% for the Balanced Fund, 0.12% for the Growth Opportunities Fund and 0.13% for the Small Company Fund.  None of the fees waived prior to July 31, 2014 can be recaptured in subsequent periods.  Effective August 1, 2014, Tributary agreed to waive advisory fees and reduce administration fees or reimburse other expenses of each Fund to the extent necessary to limit the total operating expenses of each Fund, exclusive of shareholder servicing fees, brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate of the percentage of each Fund’s average daily net assets as follows.

Expense Caps
Short-Intermediate Bond Fund	0.54%
Income Fund	0.64
Balanced Fund	0.99
Growth Opportunities Fund	0.94
Small Company Fund	0.99

The amounts waived for each Fund are recorded as expenses waived by Adviser in each Fund’s Statement of Operations.  Tributary may recover fees waived or expenses reimbursed after August 1, 2014, for a period up to three years from the end of the fiscal year in which fees were waived or a reimbursement took place.  At March 31, 2015, the amount of potentially recoverable expenses which expire on March 31, 2018 is as follows:

Recoverable Amount
Short-Intermediate Bond Fund	$196,209
Income Fund	208,811
Balanced Fund	49,264
Growth Opportunities Fund	77,261
Small Company Fund	156,283

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

JPMorgan Chase Bank, N.A. serves as the custodian for each of the Funds.  DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions.  Tributary and Jackson Fund Services (“Co-Administrators”) serve as co-administrators of the Funds.  As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund’s average daily net assets.  Tributary receives 0.07% of each Fund’s average daily net assets.  Beacon Hill Fund Services, Inc. provides the Funds’ Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds’ Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation at an annual rate of up to 0.25% of the average daily net assets to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a “Service Organization”).  Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund.  One of the Servicing Agreements the Funds maintain is with FNBO.  For the year ended March 31, 2015, the Funds paid FNBO as follows: Short Intermediate Bond Fund — $2,287; Income Fund — $4,873; Balanced Fund — $1,047; Growth Opportunities Fund — $172; Small Company Fund — $1,250.  The amounts accrued for shareholder service fees are included under Shareholder service fees —Institutional Class within the Statements of Operations.

4. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2015 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$45,863,589	$23,791,135
Income Fund	57,906,523	21,666,099
Balanced Fund	57,560,562	57,556,104
Growth Opportunities Fund	82,012,867	106,738,112
Small Company Fund	132,602,870	66,524,391

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2015 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$19,603,041	$31,299,471
Income Fund	39,492,343	42,201,055
Balanced Fund	19,015,685	8,339,497

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. In-Kind-Redemptions

On March 19, 2015, the Tributary Small Company Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions).  The proceeds for the in-kind redemptions, which is included in Cost of shares redeemed in the Statement of Changes in Net Assets, were $30,657,321 and represented 10.4% of the Fund’s net assets on March 19, 2015.  For financial reporting purposes, the fund recognized gains on the in-kind redemptions in the amount of $12,360,559.  For tax purposes, the gains are not recognized.

7. Federal Income Taxes

The following information is presented on an income tax basis.  It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders sufficient to

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

relieve it from all, or substantially all, federal income and excise taxes.  Therefore, no provision is made for federal income or excise taxes.  Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: reclassifications related to Treasury Inflation-Protected Securities, market discount, premium and/or paydown securities, REIT securities, net operating losses, expired capital loss carryforwards, distribution adjustments and redemptions-in-kind.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Short-Intermediate Bond Fund	$189,429	$1,404,395	$(1,593,824)
Income Fund	357,785	(357,785)	—
Balanced Fund	4,876	(4,876)	—
Growth Opportunities Fund	378,739	—	(378,739)
Small Company Fund	—	(12,278,472)	12,278,472

As of March 31, 2015, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Short-Intermediate Bond Fund	$114,121,876	$953,474	$(600,708)	$352,766
Income Fund	135,986,134	4,571,555	(1,012,220)	3,559,335
Balanced Fund	85,713,480	20,523,296	(477,208)	20,046,088
Growth Opportunities Fund	119,101,634	58,963,224	(1,802,060)	57,161,164
Small Company Fund	208,420,285	64,318,336	(4,392,407)	59,925,929

As of March 31, 2015, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Net Long Term Capital Gains	Distributions Payable	Unrealized Gains**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$168,697	$—	$(138,361)	$352,766	$(1,799,699)
Income Fund	747,138	—	(235,931)	3,559,335	—
Balanced Fund	21,117	1,153,501	—	20,046,088	—
Growth Opportunities Fund	—	12,275,590	—	56,999,579	—
Small Company Fund	1,116,669	1,296,148	—	59,925,929	—

*Undistributed net investment income includes any undistributed net short-term capital gains, if any.

**Unrealized gains are adjusted for open wash sale loss deferrals, market discount/premium amortization, late year losses and return of capital paid by REIT securities.

***Capital loss carry forward includes deferred post October loss.

ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

The tax character of dividends and distributions paid during the Funds’ fiscal years ended March 31, 2015 and 2014 were as follows:

	Net Ordinary Income*		Net Long Term Capital Gains**		Total Distributions Paid***
	2015	2014	2015	2014	2015	2014
Short-Intermediate Bond Fund	$2,014,344	$1,594,489	$—	$—	$2,014,344	$1,594,489
Income Fund	3,303,111	2,352,303	—	—	3,303,111	2,352,303
Balanced Fund	103,863	457,078	8,631,905	5,563,570	8,735,768	6,020,648
Growth Opportunities Fund	1,913,084	2,606,313	18,237,016	10,090,159	20,150,100	12,696,472
Small Company Fund	2,657,990	2,542,258	20,113,762	1,485,122	22,771,752	4,027,380

*    Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Funds designated as long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2015.

*** Total distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At March 31, 2015, the following Funds had net capital loss carryforwards available for U.S. Federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.  Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		No Expiration
	Year(s) of Expiration	Amount	Short Term	Long Term	Total
Short-Intermediate Bond Fund	2016-2017	$1,429,150	$32,627	$176,045	$1,637,822

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year.  For the year ended March 31, 2015, the Funds deferred losses to April 1, 2015 as follows:

	Post-October Losses	Late Year Ordinary Losses
Short-Intermediate Bond Fund	$161,877	$—
Growth Opportunities Fund	—	161,585

The Funds comply with FASB ASC Topic 740, “Income Taxes.”  FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Funds with tax positions not deemed to meet the “more-likely-than-not” threshold would be required to record a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax position taken in returns for the tax years ended March 31, 2012 through March 31, 2015, which remain subject to examination by all major tax jurisdictions, including federal and the State of Nebraska.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds’ financial statements for the year ended March 31, 2015.

8. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Tributary Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, for the Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund and Tributary Small Company Fund, each a series of Tributary Funds, Inc.  (the Funds)  as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

May 27, 2015

ANNUAL REPORT 2015

ADDITIONAL FUND INFORMATION

March 31, 2015 (Unaudited)

Proxy Voting Policy

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203.  The information also is included in the Company’s Statement of Additional Information, which is available on the Funds’ website at www.tributaryfunds.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the SEC’s website at www.sec.gov.

Quarterly Holdings

The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available free of charge on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information

The information reported below is for the year ended March 31, 2015.  Foreign tax and qualified dividend information for the calendar year 2015 will be provided on your 2015 Form 1099-DIV.

For the year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012.  Complete information for calendar year 2015 will be reported in conjunction with your 2015 Form 1099-DIV.

For the year ended March 31, 2015, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Short-Intermediate Bond Fund	2.00%
Income Fund	2.00%
Balanced Fund	100.00%
Growth Opportunities Fund	0.00%
Small Company Fund	100.00%

For the year ended March 31, 2015, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Short-Intermediate Bond Fund	2.00%
Income Fund	2.00%
Balanced Fund	100.00%
Growth Opportunities Fund	0.00%
Small Company Fund	100.00%

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expense Paid During Period*	Expense Ratio During Period**	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expense Paid During Period*	Expense Ratio During Period**
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,009.00	$3.91	0.78%	$1,000.00	$1,021.04	$3.93	0.78%
Institutional Plus Class	1,000.00	1,010.20	2.71	0.54	1,000.00	1,022.24	2.72	0.54
Income Fund
Institutional Class	1,000.00	1,032.90	4.36	0.86	1,000.00	1,020.64	4.33	0.86
Institutional Plus Class	1,000.00	1,034.10	3.25	0.64	1,000.00	1,021.74	3.23	0.64
Balanced Fund
Institutional Class	1,000.00	1,078.40	6.17	1.19	1,000.00	1,019.00	5.99	1.19
Institutional Plus Class	1,000.00	1,079.20	5.13	0.99	1,000.00	1,020.00	4.99	0.99
Growth Opportunities Fund
Institutional Class	1,000.00	1,109.10	6.10	1.16	1,000.00	1,019.15	5.84	1.16
Institutional Plus Class	1,000.00	1,110.40	4.95	0.94	1,000.00	1,020.25	4.73	0.94
Small Company Fund
Institutional Class	1,000.00	1,119.80	6.29	1.19	1,000.00	1,019.00	5.99	1.19
Institutional Plus Class	1,000.00	1,120.80	5.23	0.99	1,000.00	1,019.99	4.99	0.99

*Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 182/365 (to reflect the most recent 6-month period).

**Annualized.

ANNUAL REPORT 2015

DIRECTORS AND OFFICERS (Unaudited)

March 31, 2015

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company.  The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Fund’s website www.tributaryfunds.com.

Name, Address(1), Age, and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Robert A. Reed Age 75	Indefinite; Since 1994.	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	5	None.
Director

Gary D. Parker Age 70	Indefinite; Since 2005.	Retired.	5	None.

Director

John J. McCartney Age 71	Indefinite; Since 2010.	Retired.	5	None.

Director

Interested Director

Stephen R. Frantz(2) Age 56 Director/President	Indefinite; Since 2010.	Managing Partner, Tributary Capital Management, LLC (May 2010 to present); Chief Investment Officer, First Investment Group (January 2005 to May 2010); Chief Investment Officer, FNBO Fund Advisers (January 2005 to May 2010).	5	None.

Name, Address, Age, and Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Officers

Daniel W. Koors(3) Age: 44 Treasurer	Indefinite; Since December 2009.

Chief Operating Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM (2011- present); Treasurer and Chief Financial Officer of investment companies advised by Curian Capital, LLC (“Curian”) (2010 — present); Senior Vice President of JNAM and JFS (2009 — present); Vice President, of investment companies advised by JNAM (2006 — present). Formerly, Chief Financial Officer of JNAM and JFS (2007 — 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 — 2011); Assistant Vice President — Fund Administration of Jackson National Life Insurance Company (2006 — 2009).

			N/A	N/A

Rodney L. Ruehle(4) Age: 47 Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; Since December 2009.

Chief Compliance Officer of Advisers Investment Trust (2011 — present); Chief Compliance Officer of Asset Management Fund (2009 —present); Chief Compliance Officer of Tributary Funds, Inc. (2009 — present); Director, Beacon Hill Fund Services, Inc. (2008 — present); Compliance Officer of Penn Series Funds, Inc. (2012 — 2015).

			N/A	N/A

Emily J. Bennett(3) Age: 31 Secretary	Indefinite; Since January 2013.

Senior Attorney of JNAM and JFS (2013 — present); Attorney of JNAM and JFS (2011 — 2013); Assistant Secretary of investment companies advised by Curian (2012 — present). Formerly, Departmental Specialist, Michigan Public Health Institute (2010 — 2011); Legal Assistant, Guyselman & Ehnis-Clark (2009 — 2010).

			N/A	N/A

Karen J. Buiter(3) Age: 50 Assistant Treasurer	Indefinite; Since November 2013.

Vice President — Financial Reporting of JNAM (2011 — present); Assistant Vice President — Financial Reporting of JNAM (2008 — 2011); Assistant Treasurer of investment companies advised by Curian (2010 — present); Assistant Treasurer of other investment companies advised by JNAM (2008 —present).

			N/A	N/A

Angela R. Burke(3) Age: 32 Assistant Secretary	Indefinite; Since May 2014.

Attorney of JNAM and JFS (2013 — present); Assistant Secretary of investment companies advised by Curian (2013 — present). Formerly, Senior Tax Analyst of JNAM (2011 — 2013); Senior Consultant of Deloitte Tax LLP (2008 — 2011).

			N/A	N/A

(1) The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.

(2) As defined in the 1940 Act, Mr. Frantz is an “interested” director because he is an officer of Tributary, the Funds’ investment adviser.

(3) The address for Mr. Koors, Ms. Bennett, Ms. Buiter, and Ms. Burke is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

(4) The address for Mr. Ruehle is 4041 North High Street, Suite 402, Columbus, Ohio 43214.

Review and Approval of an Amendment to the Sub-Advisory Agreement with First National Fund Advisers

On August 21, 2014, the Board of Directors (the “Board”) of Tributary Funds, Inc. (the “Funds”), including all of the Directors who are not parties to any of the investment advisory or sub-advisory agreements for the Company or “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any party to such agreements (the “Independent Directors”) voted to amend the Investment Sub-Advisory Agreement dated May 4, 2010 (“FNFA Agreement”), between Tributary Capital Management, LLC (“Tributary”) and First National Fund Advisers (“FNFA”).

In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment advisory agreement with FNFA.  However, the following are the Board’s conclusions respecting the material factors that the Board considered when approving the amendment to the investment sub-advisory agreement with FNFA.

Nature, Extent, and Quality of Services to be Provided.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by FNFA under the amendment to the FNFA Agreement.  The Board reviewed biographical information for each portfolio manager who would be providing services under the amendment to the FNFA Agreement and noted the breadth and depth of experience presented (including that of the personnel who would be servicing the Funds).  It was noted that Mr. Lauber, will continue to be a portfolio manager for the Balanced Fund and the Growth Opportunities Fund once he becomes a FNFA employee.  It was also noted that Mr. Spieler will be added as portfolio manager to both the Balanced Fund and the Growth Opportunities Fund, and Mr. Horner, will be added as a portfolio manager to the Balanced Fund.  The Board carefully evaluated the nature, quality, and extent of FNFA’s advisory services, including its current services as sub-adviser to the Income Fund and Short-Intermediate Bond Fund.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated FNFA’s organization, resources, and research capabilities, which the Board noted were consistent with those of Tributary.  Based on the historical financial stability of First National and its parent company as it relates to the operations of FNFA, the Board concluded that FNFA would be sufficiently capitalized to satisfy its obligations to the Funds.  After reviewing the foregoing information and further information in FNFA’s responses (e.g., descriptions of FNFA’s business, its compliance programs, and its Form ADV), the Board concluded that, in light of all the facts and circumstances, the quality, extent, and nature of the services to be provided by FNFA were satisfactory and adequate for the Balanced Fund and the Growth Opportunities Fund.

Investment Performance.  The Board recognized that the investment objective and principal investment strategies of the Balanced Fund and the Growth Opportunities Fund are expected to continue substantially unchanged.  It was again noted that Mr. Lauber would continue to serve as portfolio manager of these Funds, and that Mr. Spieler will be added as portfolio manager to both the Balanced Fund and the Growth Opportunities Fund, and Mr. Horner will be added as portfolio manager to the Balanced Fund.  The Board reviewed the Morningstar and Lipper “peer groups” as an appropriate benchmark for evaluating the performance to be achieved by FNFA for the Balanced Fund and the Growth Opportunities Fund.  The Board noted that Balanced Fund’s and the Growth Opportunities Fund’s performance, for both the Institutional Class and the Institutional Plus Class, outperformed some comparable funds and underperformed others.  The Board noted that the Balanced Fund (Institutional Class) outperformed its Morningstar and Lipper peer group averages for the one-, three-, five-, and ten-year periods.  The Board noted that the Growth Opportunities Fund (Institutional Class) outperformed its Morningstar and Lipper peer group averages for the one-, five-, and ten-year periods but underperformed its Morningstar and Lipper peer group averages for the three-year period. The Board noted that the Balanced Fund (Institutional Plus Class) outperformed its Morningstar and Lipper peer group averages for the one- and three-year periods and its benchmark for the one-, three-, five-, and ten-year periods but underperformed benchmark for the ten-year period and its Lipper peer group average for all periods.  The Board next noted that the Growth Opportunities Fund (Institutional Plus Class) outperformed its Morningstar and Lipper peer group averages for the one-, three-, five-, and ten-year periods.  After reviewing and discussing the performance of the Funds further, the portfolio managers’ experience managing the Funds, FNFA’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Funds and FNFA was satisfactory.

Cost of Services Provided and Profitability.  The Board reviewed the proposed FNFA sub-advisory fees for the Balanced Fund’s and the Growth Opportunities Fund in relation to the nature, extent, and quality of services to be provided by FNFA.  There will be no change to the overall expense structure of these Funds, and Tributary would split the current advisory fees of each Fund with FNFA.  The Board noted the consistency of the proposed sub-advisory fees with current sub-advisory fees charged by similar sub-advisers for comparable funds with comparable objectives.  The Board noted that there will be no change to the overall expense structure of these Funds and that Tributary — not the Funds — would pay the proposed sub-advisory fees to FNFA.  The Board also noted that the Balanced Fund’s and the Growth Opportunities Fund’s expense ratios were in line with expense ratios of funds within their peer groups.  The Board considered the Balanced Fund’s advisory and total management fees and noted that the fees are higher than the respective peer group averages but that the overall expense ratio is lower than the peer group averages.  The Board considered the Growth Opportunities Fund’s advisory fees and noted that the fees are lower than the respective peer group averages and that its total management fee expense is equal to the peer group average.  Based on the foregoing, the Board concluded that the fees to be paid to FNFA, the costs of the services to be provided, and the profits that may be realized by FNFA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by FNFA and that they reflected charges within a range of what could have been negotiated at arm’s length.

Economies of Scale.  The Board also noted that FNFA could realize economies of scale and synergies of operations in managing the Balanced Fund and the Growth Opportunities Fund but that the small number of investment professionals and small amount of assets under management could limit such economies of scale.

Employment Arrangements.  The Board considered FNFA’s proposed personnel as well as its plans for attracting and retaining high quality investment professionals.  The Board then noted that they have already reviewed the biographies for Messrs. Lauber, Spieler, Horner.  The Board also considered FNFA’s method for determining the compensation of the portfolio managers.  It was noted that FNFA offers a competitive compensation package that includes incentive bonus payments, firm contributions to 401K plans, and continuing education.  Finally, it was noted that FNFA provides a workplace environment that is conducive to attracting and retaining high quality investment professionals. The Board found this method to be consistent with methodologies used by Tributary.

Legal Consideration.  The Board noted that it was not aware of any pending or anticipated legal proceedings or investigations involving FNFA.

Other Considerations.  The Board also identified and considered benefits that could be anticipated to accrue to FNFA because of its relationship with the FNFA Funds, including enhanced marketing.

Based on the Board’s deliberations and its evaluation of the information described above, the Board unanimously, including all of its Independent Directors, concluded (a) that FNFA should be appointed as sub-adviser to the Balanced Fund and the Growth Opportunities Fund; (b) that the terms of the Amended FNFA Agreement are fair and reasonable; and (c) that FNFA’s fees under the Amended FNFA Agreement are reasonable in light of the services that FNFA will provide to Balanced Fund and the Growth Opportunities Fund.

2

TRIBUTARY FUNDS, INC.

September 26, 2014 Supplement to the Prospectus dated August 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS

AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Please note that all changes are effective October 1, 2014, unless otherwise noted below.

On pages 9 and 10, in the section entitled “Principal Investment Strategies” for the Tributary Balanced Fund, please delete the second and third paragraphs in their entirety and replace them with the following:

With respect to the equity portion of the Fund, the sub-adviser intends to target companies with above average sales and earnings growth characteristics and below average valuations with a focus on investing in companies that have an improving profit outlook. The sub-adviser employs strategies to control the risks of the Fund’s equity holdings, including diversifying stockholdings across the major economic sectors and individual companies.

With respect to the fixed income portion of the Fund, the sub-adviser intends to target bonds with attractive yields.  Additionally, the Fund intends to invest primarily in fixed income securities rated, at the time of purchase, within the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized statistical rating organization (“NRSRO”), or if unrated, deemed to be of comparable quality by the Fund’s sub-adviser.  However, also with respect to the fixed income portion of the Fund, the Fund may invest up to 20% of that portion in fixed income securities rated below such ratings (“junk” or “high yield” bonds) but not lower than a B rating by an NRSRO at the time of purchase.  In addition, the sub-adviser seeks to diversify its bond holdings across the major fixed income sectors, individual issuers, and maturities to maintain a fixed income allocation dollar-weighted average maturity of three years or more.

On page 10, in the section entitled “Principal Risks” for the Tributary Balanced Fund, please delete the “Growth Investing Risk” in its entirety and replace it with the following:

Growth Investing Risk: The Fund’s growth approach to its equity investing could cause it to underperform as compared to other funds that employ a different investment style, depending on market conditions and investor sentiment. There is also a risk that the stocks selected for this Fund may not grow as the sub-adviser anticipated.

On page 10, in the section entitled “Principal Risks” for the Tributary Balanced Fund, please insert the following risk:

High-Yield Bonds, Lower-Rated Bonds, and Unrated Securities Risk: High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment grade” by national ratings agencies.  Junk bonds are subject to increased risk of an issuer’s inability to meet principal and interest payment obligations.

On page 11, in the section entitled “Performance History for Past 10 Years” for the Tributary Balanced Fund, please delete the first paragraph in its entirety and replace it with the following paragraph:

The bar chart and table below show the Fund’s annual returns and its long-term performance and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and a composite index that is comprised of 60% of the Fund’s equity benchmark and 40% of the Fund’s fixed income benchmark.  The composite index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual average returns of the indices do not reflect the returns net of fees, expenses, or taxes.

On page 11, in the section entitled “Performance History for Past 10 Years” for the Tributary Balanced Fund, after the second paragraph please insert the following paragraph:

Effective October 1, 2014, for consistency with the duration parameters of the fixed income portion of the Fund, the Fund will replace the Barclays U.S. Government/Credit Index with the Barclays U.S. Intermediate Government/Credit Index and the Composite Index comprised of 60% S&P 500 Index and 40% Barclays U.S. Government/Credit Index with the Composite Index comprised of 60% S&P 500 Index and 40% Barclays U.S. Intermediate Government/Credit Index, as the Fund’s secondary benchmarks.

On pages 11 and 12, in the section entitled “Performance History for Past 10 Years” for the Tributary Balanced Fund, please delete both of the tables entitled “Average Annual Total Returns (For periods ended December 31, 2013)” in their entirety and insert the following table:

Average Annual Total Returns

(For periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Institutional Class Return (Before Taxes)	21.90%	15.57%	8.24%
Institutional Plus Class Return (Before Taxes)	22.19%	N/A %	N/A %
Institutional Class Return After Taxes on Distributions	19.78%	14.92%	7.50%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	14.10%	12.55%	6.65%
S&P 500 Index	32.39%	17.94%	7.41%
Barclays U.S. Intermediate Government/Credit Index	-0.86%	3.96%	4.09%
Barclays U.S. Government/Credit Index	-2.35%	4.40%	4.52%
Composite Index (60% S&P 500 Index, 40% Barclays U.S. Intermediate Government/Credit Index)	18.10%	12.49%	6.35%
Composite Index (60% S&P 500 Index, 40% Barclays U.S. Government/Credit Index)	17.40%	12.69%	6.54%

On page 12, in the section entitled “Performance History for Past 10 Years” for the Tributary Balanced Fund, please delete the table entitled “ Annual Total Returns — Institutional Plus Class (%)” in its entirety.

On page 12, for the Tributary Balanced Fund, please delete the section entitled “Management” in its entirety and replace it with the following section:

Management

Investment Adviser:

Tributary Capital Management, LLC

Investment Sub-Adviser:

First National Fund Advisers, a division of First National Bank of Omaha (“FNFA”)

Portfolio Managers:

Charles Lauber, CFA, Portfolio Manager of Tributary, has managed the Fund since August 2014.

Ronald Horner, Managing Director and Head of Fixed Income of FNFA, has managed the Fund since October 2014.

Kurt Speieler, CFA, Chief Investment Officer and Managing Director of FNFA, has managed the Fund since October 2014.

On page 13, in the section entitled “Principal Investment Strategies” for the Tributary Growth Opportunities Fund, please delete the second paragraph in its entirety and replace it with the following:

The sub-adviser seeks to implement a core growth approach to the portfolio that targets companies with above average growth characteristics and below average valuations. The focus is on investing in companies with sustainable above average growth in sales, earnings, and intrinsic value. The sub-adviser employs multiple diversification strategies to control risk and the Fund’s holdings are diversified across the major economic sectors and by the number of company positions.

On page 14, in the section entitled “Principal Risks” for the Tributary Growth Opportunities Fund, please delete the “Growth Investing Risk” in its entirety and replace it with the following:

Growth Investing Risk: The Fund’s growth approach to its equity investing could cause it to underperform as compared to other funds that employ a different investment style, depending on market conditions and investor sentiment. There is also a risk that the stocks selected for this Fund may not grow as the sub-adviser anticipated.

On page 16, for the Tributary Growth Opportunities Fund, please delete the section entitled “Management” in its entirety and replace it with the following section:

Management

Investment Adviser:

Tributary Capital Management, LLC

Investment Sub-Adviser:

First National Fund Advisers, a division of First National Bank of Omaha (“FNFA”)

Portfolio Managers:

Charles Lauber, CFA, Portfolio Manager of Tributary, has managed the Fund since August 2014.

Kurt Spieler, CFA, Chief Investment Officer and Managing Director of FNFA, has managed the Fund since October 2014.

On pages 25 and 26, in the section entitled “Principal Investment Strategies” for the Tributary Balanced Fund, please delete the section in its entirety and replace it with the following:

Based on the assessment of market conditions by the investment sub-adviser, First National Fund Advisers (the “Sub-Adviser”), the Balanced Fund will allocate its assets (defined as net assets plus borrowings for investment purposes) among stocks, fixed income securities, and cash equivalents.  The Balanced Fund will invest 25% to 75% of its total assets in stocks and convertible securities, and at least 25% of its total assets in fixed income securities.  The Balanced Fund may also invest in preferred stocks and warrants and may invest in securities issued by companies with large, medium, or small capitalizations.

Equities:  With respect to the equity portion of the Balanced Fund, the Sub-Adviser targets companies with above average sales and earnings growth characteristics and below average valuations with a focus on investing in companies that have an improving profit outlook.  The Sub-Adviser employs strategies to control the risks of the Balanced Fund’s equity holdings, including diversifying stockholdings across the major economic sectors and individual companies.

Fixed Income Securities:  With respect to the fixed income portion of the Balanced Fund, the Sub-Adviser targets bonds with attractive yields.  The Sub-Adviser employs strategies to control the risks of the Balanced Fund’s fixed income holdings, including a requirement that at the time of purchase bonds will be “investment grade.”  In addition, the Sub-Adviser diversifies bond holdings across the major fixed income sectors, individual issuers, and maturities to maintain a fixed income allocation dollar-weighted average maturity of three years or more.

The fixed income component of the Balanced Fund’s portfolio may include:

•        Bonds, notes, and debentures from a wide range of U.S. corporate issuers;

•        Yankee Bonds;

•        Money market funds;

•        Mortgage-related securities;

•        State, municipal, or industrial or general obligation revenue bonds;

•        Obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or

•        Fixed income securities that can be converted into or exchanged for common stock.

In addition, the Balanced Fund may invest in cash equivalents, repurchase agreements or asset-backed securities.

The fixed income securities in which the Balanced Fund invests will mostly be “investment grade” at purchase, which means they will be:

•        Rated at purchase within the four highest ratings (AAA, AA, A, BBB, or equivalent) of an NRSRO, such as Moody’s, Standard & Poor’s, or Fitch Ratings; or

•        If unrated, considered at purchase by the Fund’s Sub-Adviser to be of comparable quality.

The Fund may also invest up to 20% of its fixed income securities in fixed income securities rated below such ratings, but no lower than a B rating by an NRSRO at the time of purchase.

The Balanced Fund seeks to maintain a fixed income allocation dollar-weighted average maturity of three years or more under normal market conditions.  To calculate maturity, the Sub-Adviser uses each instrument’s ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device.  For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the Sub-Adviser uses the effective maturity, which is shorter than the stated maturity.

The Balanced Fund may also invest up to 20% of its assets in foreign securities either directly or through the purchase of sponsored or unsponsored American Depositary Receipts (“ADRs”).

On page 26, in the section entitled “Principal Risks — Equity Securities” for the Tributary Balanced Fund, please delete the “Growth Investing Risk” in its entirety and replace it with the following:

Growth Investing Risk: The Balanced Fund’s growth approach to its equity investing could cause it to underperform as compared to other funds that employ a different investment style, depending on market conditions and investor sentiment. There is also a risk that the stocks selected for the Balanced Fund may not grow as the Sub-Adviser anticipated.

On page 26, in the section entitled “Principal Risks — Fixed Income Securities” for the Tributary Balanced Fund, after the first paragraph, please insert the following risk:

High-Yield Bonds, Lower-Rated Bonds, and Unrated Securities Risk: High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment grade” by national ratings agencies.  Junk bonds are subject to increased risk of an issuer’s inability to meet principal and interest payment obligations.

On pages 28 and 29, in the section entitled “Principal Investment Strategies” for the Tributary Growth Opportunities Fund, please delete the second and third paragraphs in their entirety and replace them with the following:

The Growth Opportunities Fund’s investment sub-adviser, First National Fund Advisers (the “Sub-Adviser”), intends to implement a core growth approach focused on companies with above average growth characteristics and below average valuations.  Valuation is an important component of the investment process as the Sub-Adviser looks for companies with valuations that are attractive relative to their current earnings or their projected earnings growth rate.  Within portfolio construction, the Sub-Adviser may employ multiple diversification strategies to control risk.  The Growth Opportunities Fund’s holdings may be diversified across the major economic sectors and by the number of company positions.

In choosing investments, the Sub-Adviser intends to look for companies with sustainable above average growth in sales, earnings, and intrinsic value.  Company attributes may include the following competitive advantages:

•        Market share gains;

•        Product innovation;

•        Low-cost production;

•        Marketing; and

•        Research and development.

On page 29, in the section entitled “Principal Risks” for the Tributary Growth Opportunities Fund, please delete the “Growth Investing Risk” in its entirety and replace it with the following:

Growth Investing Risk: The Growth Opportunities Fund’s growth approach to its equity investing could cause it to underperform as compared to other funds that employ a different investment style, depending on market conditions and investor sentiment. There is also a risk that the stocks selected for the Growth Opportunities Fund may not grow as the Sub-Adviser anticipated.

On page 35, in the section entitled “Management of the Funds,” please delete the sub-sections entitled “Investment Sub-Adviser” and “Responsibilities” in their entirety and replace them with the following sections:

Investment Sub-Adviser

First National Fund Advisers (“Sub-Adviser”), a division of First National, located at 215 West Oak Street, Fort Collins, CO 80521 and 14010 FNB Parkway, Omaha, NE 68154, serves as the Sub-Adviser to the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, and the Growth Opportunities Fund.  FNFA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, and the Growth Opportunities Fund.

At its August 21, 2014 Quarterly Board Meeting, the Board of Directors of the Company approved an amendment to the investment sub-advisory agreement with First National Fund Advisers, effective October 1, 2014, to provide investment advisory services to the Balanced Fund and the Growth Opportunities Fund. A discussion of the basis for the Board of Directors’ approval of the amendment to the investment sub-advisory agreement will be included in the Company’s Annual Report to shareholders for the year ended March 31, 2015.

Responsibilities

Tributary supervises and administers the Funds’ respective investment programs.  Supervised by the Funds’ Board of Directors and following each Fund’s investment objectives and restrictions, Tributary (or, as to the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, and the Growth Opportunities Fund, the Sub-Adviser):

•                  Manages a Fund’s investments;

•                  Makes buy/sell decisions and places the orders; and

•                  Keeps records of purchases and sales.

On page 36, in the section entitled “Management of the Funds,” please delete the sub-section entitled “Balanced Fund and Growth Opportunities Fund (Growth Equities Team)” in its entirety and replace it with the following sections:

Balanced Fund (sub-advised by FNFA)

•                  Ronald Horner, Managing Director, Fixed Income.  Ron joined First National in March 2006 as a Managing Director and Head of Fixed Income.  In this capacity Ron provides leadership and oversight for all of First National’s fixed income investment mandates including those managed by the Sub-Adviser.  Ronald’s 26 year career in investment management includes 18 years with Commercial Federal Bank serving as an Investment Portfolio Manager and Secondary Mortgage Marketing Manager.  He received his B.S. from Creighton University and Masters of Business Administration from the University of Nebraska at Omaha.

•                  Charles Lauber, CFA, Portfolio Manager.  Chuck serves as a Portfolio Manager for the Balanced Fund and the Growth Opportunities Fund and has been responsible for analyzing the technology, healthcare, and telecom sectors since joining First National in August 2006.  Chuck has nearly 20 years of investment experience, serving as an asset allocation portfolio manager from early 2005 to August 2006 at Koesten Hirschmann & Crabtree in Overland Park, KS, and previously working at Security Benefit Group in Topeka, KS.  Chuck earned his Bachelor of Business Administration in Finance from East Texas State University in 1987 and his Master of Business Administration in Finance in 1993 from the McCombs School of Business at the University of Texas.  In 1997, he earned his designation as a Chartered Financial Analyst from the CFA Institute.  Chuck is a member of the CFA Institute, DFW Society of Financial Analysts, and the National Association of Business Economists.

•                  Kurt Spieler, CFA, Chief Investment Officer and Managing Director. Kurt serves as Portfolio Manager for the Balanced Fund and the Growth Opportunities Fund.  He joined First National in 2005 and has 26 years of experience including the portfolio management of mutual funds in emerging markets, core international and U.S. moderate allocation.  Previously, he was head of international equities for Principal Global Investors, as well as president of his own asset management firm.  Kurt graduated from Iowa State University and chose to obtain his MBA from Drake University.  Kurt is a member of the CFA Institute and the CFA Society of Colorado.

Growth Opportunities Fund (sub-advised by FNFA)

•                  Kurt Spieler, CFA, Chief Investment Officer and Managing Director. Kurt serves as Portfolio Manager for the Balanced Fund and the Growth Opportunities Fund.  He joined First National in 2005 and has 26 years of experience including the portfolio management of mutual funds in emerging markets, core international and U.S. moderate allocation.  Previously, he was head of international equities for Principal Global Investors, as well as president of his own asset management firm.  Kurt graduated from Iowa State University and chose to obtain his MBA from Drake University.  Kurt is a member of the CFA Institute and the CFA Society of Colorado.

•                  Charles Lauber, CFA, Portfolio Manager.  Chuck serves as a Portfolio Manager for the Balanced Fund and the Growth Opportunities Fund and has been responsible for analyzing the technology, healthcare, and telecom sectors since joining First National in August 2006.  Chuck has nearly 20 years of investment experience, serving as an asset allocation portfolio manager from early 2005 to August 2006 at Koesten Hirschmann & Crabtree in Overland Park, KS, and previously working at Security Benefit Group in Topeka, KS.  Chuck earned his Bachelor of Business Administration in Finance from East Texas State University in 1987 and his Master of Business Administration in Finance in 1993 from the McCombs School of Business at the University of Texas.  In 1997, he earned his designation as a Chartered Financial Analyst from the CFA Institute.  Chuck is a member of the CFA Institute, DFW Society of Financial Analysts, and the National Association of Business Economists.

Please retain this supplement for future reference.

Investment Adviser

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Investment Sub-Adviser

(Short-Intermediate Bond Fund,

Income Fund, Balanced Fund and

Growth Opportunities Fund only)

First National Fund Advisers

215 West Oak Street, 4th Floor

Fort Collins, Colorado 80521

Custodian

JPMorgan Chase

4 New York Plaza, 12th Floor

New York, New York 10004

Co-Administrators

Jackson Fund Services

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, Nebraska 68130

Legal Counsel

Husch Blackwell LLP

13330 California Street, Suite 200

Omaha, Nebraska 68154

Compliance Services

Beacon Hill Fund Services, Inc.

325 John H. McConnell Blvd, Suite 150

Columbus, Ohio 43215

Auditor

KPMG LLP

200 East Randolph Street, Suite 5500

Chicago, Illinois 60601

This report has been prepared for the general information of Tributary Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds’ prospectus. The prospectus contains more complete information about Tributary Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information

call 1-800-662-4203

or write to:

Tributary Funds Service Center

P.O. Box 219022

Kansas City, Missouri 64121-9022

or go to:

www.tributaryfunds.com

or email:

ClientServices@tributarycapital.com

1187-NLD-05/13/2015

TF-AR-0315

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR.  There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

The audit committee financial expert is John J. McCartney who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) — (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended March 31, 2014 and March 31, 2015.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2014	$85,000	$6,811	$29,625	$0
2015	$89,000	$6,808	$23,625	$0

Nature of services regarding Audit-Related Fees:

2015: Consent on N-1A and out of pocket expenses

2014: Consent on N-1A and out of pocket expenses

The above Tax Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to the registrant for Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2014	$0	$0	$0
2015	$0	$0	$0

The aggregate amount of fees billed by the principal accountant to the Adviser Entities that were not directly related to the registrant’s operations and financial reporting was $0 for the fiscal year ended March 31, 2014 and $0 for the fiscal year ended March 31, 2015.

(e)(1)                   The Audit Committee shall review, consider, and pre-approve the engagement of all auditors to certify the registrant’s financial statements (an “Audit Engagement”).  The Audit Committee must report to the Board of Directors of the registrant regarding its approval of all Audit Engagements.

Management of the registrant may request pre-approval of, and the Audit Committee, or a member of the Audit Committee designated by the Audit Committee (a “Designated Member”), may pre-approve permissible non-audit services (e.g. tax, valuation, and general accounting services) to the registrant and/or to the Adviser Entities, on a project-by-project basis.  The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any Adviser Entity during the period of such auditor’s audit engagement.  Any action by the Designated Member in approving requested non-audit service shall be presented for ratification by the Audit Committee no later than at the Audit Committee’s next scheduled meeting.

(e)(2)                   0%.

(f)                                   Not applicable.

(g)                                  The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $36,436 for the fiscal year ended March 31, 2014 and $30,433 for the fiscal year ended March 31, 2015.

(h)                                 The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Adviser Entities (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 Included as a part of the report to shareholders filed under Item 1.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tributary Funds, Inc.

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen R. Frantz
Name:	Stephen R. Frantz
Title:	President
Date:	June 5, 2015

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 5, 2015

EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Act.